Exhibit 1.1
EXECUTION VERSION
CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.
CALUMET FINANCE CORP.

$400,000,000
9 3/8% Senior Notes due 2019
Purchase Agreement
April 15, 2011
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Goldman, Sachs & Co.
   As Representatives of the
   several Initial Purchasers listed
   in Schedule 1 hereto
c/o Merrill Lynch, Pierce, Fenner & Smith Incorporated
One Bryant Park, 10th Floor
New York, New York 10036
c/o Goldman, Sachs & Co.
200 West Street
New York, New York 10282
Ladies and Gentlemen:
     Calumet Specialty Products Partners, L.P., a Delaware limited partnership (the “Partnership”), and Calumet Finance Corp., a Delaware corporation (“Calumet Finance,” and together with the Partnership, the “Issuers”), propose to issue and sell to the several initial purchasers listed in Schedule 1 hereto (the “Initial Purchasers”), for whom you are acting as representative (the “Representatives”), $400,000,000 principal amount of its 9 3/8% Senior Notes due 2019 (the “Securities”). The Securities will be issued pursuant to an Indenture to be dated as of April 21, 2011 (the “Indenture”) among the Issuers, the General Partner (as defined below), the guarantors listed in Schedule 2 hereto (the “Guarantors”) and Wilmington Trust FSB, as trustee (the “Trustee”), and will be guaranteed on an unsecured senior basis by each of the Guarantors (the “Guarantees”).
     Calumet Lubricants Co., Limited Partnership, an Indiana limited partnership (“Calumet”), and certain of its subsidiaries own and operate certain refineries, a terminal and certain storage facilities for specialty hydrocarbon and fuel products, as described more particularly in the Time of Sale Information (as defined below) and the Offering Memorandum (as defined below). The Partnership operates its business through Calumet and its subsidiaries. Calumet LP GP, LLC, a Delaware limited liability company (the “OLP GP”), is the general partner of Calumet. Calumet Operating, LLC, a Delaware limited liability company (the

“Operating Company” or the “OLLC”), is the sole member of the OLP GP and the sole limited partner of Calumet. Calumet GP, LLC, a Delaware limited liability company (the “General Partner”), is the general partner of the Partnership. The General Partner, the Partnership, Calumet Finance and the Guarantors are hereinafter referred to collectively as the “Calumet Parties.”
     Calumet Shreveport, LLC, an Indiana limited liability company (“Calumet Shreveport”), through its ownership of Calumet Shreveport Lubricants & Waxes, LLC, an Indiana limited liability company (“Shreveport Lubes”), and Calumet Shreveport Fuels, LLC, an Indiana limited liability company (“Shreveport Fuels” and together with Shreveport Lubes, the “Shreveport Subsidiaries”), hold all assets related to Calumet’s refinery in Shreveport, Louisiana. Shreveport Lubes, Shreveport Fuels, Calumet Penreco, LLC, a Delaware limited liability company (“Calumet Penreco”), and Calumet Sales Company Incorporated, a Delaware corporation (“Reseller”), are wholly owned subsidiaries of Calumet. Calumet Shreveport, the Shreveport Subsidiaries and Calumet Penreco are hereinafter referred to collectively as the “Operating LLCs.” Calumet, the Operating LLCs and Reseller are hereinafter referred to collectively as the “Operating Subsidiaries.”
     The Securities will be sold to the Initial Purchasers in a transaction not registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon an exemption therefrom. The Calumet Parties have prepared a preliminary offering memorandum dated April 11, 2011 (the “Preliminary Offering Memorandum”) and will prepare an offering memorandum dated the date hereof (the “Offering Memorandum”) setting forth information concerning the Calumet Parties, the Securities and the Guarantees. Copies of the Preliminary Offering Memorandum have been, and copies of the Offering Memorandum will be, delivered by the Calumet Parties to the Initial Purchasers pursuant to the terms of this Agreement. Each of the Calumet Parties hereby confirms that it has authorized the use of the Preliminary Offering Memorandum, the other Time of Sale Information and the Offering Memorandum in connection with the offering and resale of the Securities by the Initial Purchasers in the manner contemplated by this Agreement. Capitalized terms used but not defined herein shall have the respective meanings given to such terms in the Preliminary Offering Memorandum. References herein to the Preliminary Offering Memorandum, the Time of Sale Information and the Offering Memorandum shall be deemed to refer to and include all of the Incorporated Documents (as defined below).
     The “Time of Sale” means 2:05 p.m. New York City Time, on the date hereof. The “Time of Sale Information” means the Preliminary Offering Memorandum together with the written communications listed on Annex A hereto.
     Holders of the Securities (including the Initial Purchasers and their direct and indirect transferees) will be entitled to the benefits of a Registration Rights Agreement, to be dated the Closing Date (as defined below) and substantially in the form attached hereto as Exhibit A (the “Registration Rights Agreement”), pursuant to which the Calumet Parties will agree to file one or more registration statements with the Securities and Exchange Commission (the “Commission”) providing for the registration under the Securities Act of the Securities or the Exchange Securities referred to (and as defined) in the Registration Rights Agreement.

     Each of the Calumet Parties hereby jointly and severally confirms its agreement with the several Initial Purchasers concerning the purchase and resale of the Securities, as follows:
     1. Purchase and Resale of the Securities.
     (a) The Issuers agree to issue and sell the Securities to the several Initial Purchasers as provided in this Agreement, and each Initial Purchaser, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, agrees, severally and not jointly, to purchase from the Issuers the respective principal amount of Securities set forth opposite such Initial Purchaser’s name in Schedule 1 hereto at a price equal to 97.5% of the principal amount thereof plus accrued interest, if any, from April 15, 2011 to the Closing Date. The Issuers will not be obligated to deliver any of the Securities except upon payment for all the Securities to be purchased as provided herein.
     (b) The Issuers understand that the Initial Purchasers intend to offer the Securities for resale on the terms set forth in the Time of Sale Information. Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that:
     (i) it is a qualified institutional buyer within the meaning of Rule 144A under the Securities Act (a “QIB”) and an accredited investor within the meaning of Rule 501(a) under the Securities Act;
     (ii) it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D under the Securities Act (“Regulation D”) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act; and
     (iii) it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities as part of their initial offering except:
     (A) within the United States to persons whom it reasonably believes to be QIBs in transactions pursuant to Rule 144A under the Securities Act (“Rule 144A”) and in connection with each such sale, it has taken or will take reasonable steps to ensure that the purchaser of the Securities is aware that such sale is being made in reliance on Rule 144A; or
     (B) in accordance with the restrictions set forth in Annex C hereto.
     (c) Each Initial Purchaser acknowledges and agrees that the Issuers and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Section 6, counsel for the Issuers and counsel for the Initial Purchasers may rely upon the accuracy of the representations and warranties of the Initial Purchasers, and compliance by the Initial Purchasers with their agreements, contained in Section 1(b) (including Annex C hereto), and each Initial Purchaser hereby consents to such reliance.

     (d) The Calumet Parties acknowledge and agree that the Initial Purchasers may offer and sell Securities to or through any affiliate of an Initial Purchaser and that any such affiliate may offer and sell Securities purchased by it to or through any Initial Purchaser.
     (e) The Calumet Parties acknowledge and agree that the Initial Purchasers are acting solely in the capacity of an arm’s length contractual counterparty to the Calumet Parties with respect to the offering of Securities contemplated hereby (including in connection with determining the terms of the offering) and not as financial advisors or fiduciaries to, or agents of, the Calumet Parties or any other person. Additionally, neither the Representatives nor any other Initial Purchaser is advising the Calumet Parties or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Calumet Parties shall consult with their own advisors concerning such matters and shall be responsible for making their own independent investigation and appraisal of the transactions contemplated hereby, and neither the Representatives nor any other Initial Purchaser shall have any responsibility or liability to the Calumet Parties with respect thereto. Any review by the Representatives or any Initial Purchaser of the Calumet Parties and the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Representatives or such Initial Purchaser, as the case may be, and shall not be on behalf of the Calumet Parties or any other person.
     2. Payment and Delivery. (a) Payment for and delivery of the Securities will be made at the offices of Vinson & Elkins L.L.P., 1001 Fannin Street, Suite 2500, Houston, Texas 77002-6760 at 10:00 A.M., New York City time, on April 21, 2011, or at such other time or place on the same or such other date, not later than the third business day thereafter, as the Representatives and the Issuers may agree upon in writing. The time and date of such payment and delivery is referred to herein as the “Closing Date.”
     (b) Payment for the Securities shall be made by wire transfer in immediately available funds to the account(s) specified by the Issuers to the Representatives against delivery to the nominee of The Depository Trust Company (“DTC”), for the account of the Initial Purchasers, of one or more global notes representing the Securities (collectively, the “Global Note”), with any transfer taxes payable in connection with the sale of the Securities duly paid by the Issuers. The Global Note will be made available for inspection by the Representatives not later than 1:00 P.M., New York City time, on the business day prior to the Closing Date.
     3. Representations, Warranties and Agreements of the Calumet Parties. The Calumet Parties jointly and severally represent and warrant to, and agree with, each of the Initial Purchasers that:
     (a) Preliminary Offering Memorandum, Time of Sale Information and Offering Memorandum. The Preliminary Offering Memorandum, as of its date, did not, the Time of Sale Information, as of the Time of Sale, did not, and the Offering Memorandum, in the form first used by the Initial Purchasers to confirm sales of the Securities and as of the Closing Date, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Calumet Parties make no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Initial Purchaser furnished to the Calumet Parties in writing by such Initial Purchaser through the Representatives expressly for use in the Preliminary Offering Memorandum, the Time of Sale Information or the Offering Memorandum, which information is specified in the last sentence of Section 7(b).
     (b) Additional Written Communications. The Calumet Parties (including their agents and representatives, other than the Initial Purchasers in their capacity as such) have not prepared, made, used, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any written communication that constitutes an offer to sell or solicitation of an offer to buy the Securities (each such communication by the Calumet Parties or their agents and representatives (other than a communication referred to in clauses (i), (ii) and (iii) below) an “Issuer Written Communication”) other than (i) the Preliminary Offering Memorandum, (ii) the Offering Memorandum, (iii) the documents listed on Annex A hereto, including a term sheet substantially in the form of Annex B hereto, which constitute part of the Time of Sale Information, and (iv) any electronic road show or other written communications, in each case used in accordance with Section 4(c). Each such Issuer Written Communication, when taken together with the Time of Sale Information, did not, and as of the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Calumet Parties make no representation or warranty with respect to any statements or omissions made in each such Issuer Written Communication in reliance upon and in conformity with information relating to any Initial Purchaser furnished to the Calumet Parties in writing by such Initial Purchaser through the Representatives expressly for use in any Issuer Written Communication, which information is specified in the last sentence of Section 7(b).
     (c) Incorporated Documents. The documents incorporated by reference in each of the Time of Sale Information and the Offering Memorandum (the “Incorporated Documents”), when filed with the Commission, conformed or will conform, as the case may be, in all material respects to the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the Commission thereunder, and none of such Incorporated Documents contained or will contain an untrue statement of a material fact or omitted or will omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
     (d) Formation and Qualification of the Partnership, Calumet, the General Partner, the OLP GP, the Operating Company, the Operating LLCs and Reseller.
     (i) Each of the Partnership and Calumet has been duly formed and is validly existing in good standing as a limited partnership under the Delaware Revised Uniform Limited Partnership Act (the “Delaware LP Act”) and the Indiana Uniform Limited Partnership Act (the “Indiana Act”), respectively, with all necessary partnership power and authority to enter into this Agreement, to own or lease its properties and to conduct its business, in each case in all material respects as described in the Time of Sale Information and the Offering Memorandum.

     (ii) Each of the General Partner, the OLP GP, the Operating Company and Calumet Penreco has been duly formed and is validly existing in good standing as a limited liability company under the Delaware Limited Liability Company Act (the “Delaware LLC Act”) with all necessary limited liability company power and authority to enter into this Agreement, to own or lease its properties and to conduct its business, and in the case of the General Partner and the OLP GP, to act as the general partner of the Partnership and Calumet, respectively, in each case in all material respects as described in the Time of Sale Information and the Offering Memorandum.
     (iii) Each of the Operating LLCs (other than Calumet Penreco) has been duly formed and is validly existing in good standing as a limited liability company under the Indiana Business Flexibility Act (the “Indiana LLC Act”) with all necessary limited liability company power and authority to own or lease its properties and to conduct its business, in each case in all material respects as described in the Time of Sale Information and the Offering Memorandum.
     (iv) Each of Calumet Finance and Reseller has been duly incorporated and is validly existing in good standing under the Delaware General Corporation Law (the “DGCL”) with all necessary corporate power and authority to own or lease its properties and to conduct its business, in each case in all material respects as described in the Time of Sale Information and the Offering Memorandum.
     (e) Foreign Qualifications of the Calumet Parties. Each of the Calumet Parties is duly registered or qualified as a foreign limited partnership, limited liability company or corporation, as the case may be, for the transaction of business under the laws of each jurisdiction in which the character of the business conducted by it or the nature or location of the properties owned or leased by it makes such registration or qualification necessary, except where the failure so to register or qualify would not (i) have a material adverse effect on the condition (financial or otherwise), business, prospects or results of operations of the Calumet Parties taken as a whole (a “Material Adverse Effect”), or (ii) subject the limited partners of the Partnership to any material liability or disability.
     (f) Ownership of the General Partner Interest in the Partnership. The General Partner is the sole general partner of the Partnership and owns of record a 2.0% general partner interest in the Partnership; such general partner interest has been duly authorized and validly issued in accordance with the partnership agreement of the Partnership (as the same may be amended or restated at or prior to the Closing Date, the “Partnership Agreement”); and the General Partner owns of record such general partner interest free and clear of all liens, encumbrances (except restrictions on transferability as described in the Time of Sale Information and the Offering Memorandum or otherwise contained in the Partnership Agreement), security interests, charges or claims.
     (g) Partnership Interests Outstanding. The issued and outstanding limited partner interests of the Partnership consist of 39,779,778 common units representing limited partner interests in the Partnership (“Common Units”) and the Incentive Distribution Rights (as defined in the Partnership Agreement); and all of such Common Units and Incentive Distribution Rights and the limited partner interests represented thereby have been duly authorized and validly issued in accordance with the Partnership Agreement, and are fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act); and the General Partner owns all of the Incentive Distribution Rights, free and clear of all liens, encumbrances (except restrictions on transferability as described in the Partnership Agreement), security interests, charges or claims.
     (h) Ownership of the Membership Interest in Operating Company. The Partnership owns of record a 100% membership interest in the Operating Company; such membership interest has been duly authorized and validly issued in accordance with the limited liability company agreement of the Operating Company (as the same may be amended or restated at or prior to the Closing Date, the “Operating Company Agreement”) and is fully paid (to the extent required under the Operating Company Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-303, 18-607 and 18-804 of the Delaware LLC Act); and the Partnership owns of record such membership interest free and clear of all liens, encumbrances (except restrictions on transferability as described in the Time of Sale Information and the Offering Memorandum or otherwise contained in the Operating Company Agreement), security interests, charges or claims, other than those arising under the credit agreements filed as exhibits to the Incorporated Documents (the “Credit Agreements”), the Amended and Restated ISDA Master Agreement, dated as of January 3, 2008, between Calumet and J. Aron & Company, as amended, filed as an exhibit to the Incorporated Documents (the “J. Aron ISDA Agreement”), the ISDA Master Agreement, dated as of December 21, 2000, between Calumet and Koch Petroleum Group, L.P., as amended on April 18, 2006 and on September 3, 2009 (the “Koch ISDA Agreement”), the ISDA Master Agreement, dated July 26, 2006, between Calumet and Merrill Lynch Commodities Inc., as amended (the “Merrill ISDA Agreement”), and the ISDA Master Agreement, dated April 24, 2006, between Calumet and Bank of America, N.A., as amended (such agreement, together with the J. Aron ISDA Agreement, the Koch ISDA Agreement and the Merrill ISDA Agreement, the “ISDA Agreements”).
     (i) Ownership of the Membership Interests in the OLP GP. The Operating Company owns of record a 100% membership interest in the OLP GP; such membership interest has been duly authorized and validly issued in accordance with the limited liability company agreement of the OLP GP (as the same may be amended or restated at or prior to the Closing Date, the “OLP GP Agreement”) and is fully paid (to the extent required under the OLP GP Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-303, 18-607 and 18-804 of the Delaware LLC Act); and the Operating Company owns of record such membership interest free and clear of all liens, encumbrances (except restrictions on transferability as described in the Time of Sale Information and the Offering Memorandum or otherwise contained in the OLP GP Agreement), security interests, charges or claims, other than those arising under the Credit Agreements and the ISDA Agreements.
     (j) Ownership of the General Partner Interest in Calumet. The OLP GP is the sole general partner of Calumet and owns of record a 10% general partner interest in Calumet; such general partner interest has been duly authorized and validly issued in accordance with the partnership agreement of Calumet (as the same may be amended or restated at or prior to the Closing Date, the “Calumet Agreement”); and the OLP GP owns of record such general partner interest free and clear of all liens, encumbrances (except restrictions on transferability as described in the Time of Sale Information and the Offering Memorandum or otherwise contained in the Calumet Agreement), security interests, charges or claims, other than those arising under the Credit Agreements and the ISDA Agreements.
     (k) Ownership of the Limited Partner Interest in Calumet. The Operating Company is the sole limited partner of Calumet and owns of record a 90% limited partner interest in Calumet; such limited partner interest is duly authorized and validly issued in accordance with the Calumet Agreement and is fully paid (to the extent required under the Calumet Agreement) and nonassessable (except as such nonassessability may be affected by Indiana Code (“IC”) 23-16-6-2 and IC 23-16-7-8 in the Indiana Act); and the Operating Company owns of record such limited partner interest free and clear of all liens, encumbrances (except restrictions on transferability as described in the Time of Sale Information and the Offering Memorandum or otherwise contained in the Calumet Agreement), security interests, charges or claims, other than those arising under the Credit Agreements and the ISDA Agreements.
     (l) Ownership of Calumet Shreveport. Calumet owns of record a 100% membership interest in Calumet Shreveport; such membership interest has been duly authorized and validly issued in accordance with the limited liability company agreement of Calumet Shreveport (as the same may be amended or restated at or prior to the Closing Date, the “Calumet Shreveport Agreement”) and is fully paid (to the extent required under the Calumet Shreveport Agreement) and nonassessable (except as such nonassessability may be affected by IC 23-18-5-1(c) and IC 23-18-5-7 in the Indiana LLC Act); and Calumet owns of record such membership interest free and clear of all liens, encumbrances (except restrictions on transferability as described in the Time of Sale Information and the Offering Memorandum or otherwise contained in the Calumet Shreveport Agreement), security interests, charges or claims, other than those arising under the Credit Agreements and the ISDA Agreements.
     (m) Ownership of Shreveport Lubes and Shreveport Fuels. Calumet Shreveport owns of record a 100% membership interest in each of Shreveport Lubes and Shreveport Fuels; such membership interests have been duly authorized and validly issued in accordance with the respective limited liability company agreements of Shreveport Lubes and Shreveport Fuels (as the same may be amended or restated at or prior to the Closing Date, the “Shreveport Subsidiary Agreements”) and are fully paid (to the extent required under the Shreveport Subsidiary Agreements) and nonassessable (except as such nonassessability may be affected by IC 23-18-5-1(c) and IC 23-18-5-7 in the Indiana LLC Act); and Calumet Shreveport owns of record such membership interests free and clear of all liens, encumbrances (except restrictions on transferability as described in the Time of Sale Information and the Offering Memorandum or otherwise contained in the Shreveport Subsidiary Agreements), security interests, charges or claims, other than those arising under the Credit Agreements and the ISDA Agreements.
     (n) Ownership of the Membership Interests in Calumet Penreco. Calumet owns of record a 100% membership interest in Calumet Penreco; such membership interest has been duly authorized and validly issued in accordance with the limited liability company agreement of Calumet Penreco (as the same may be amended or restated at or prior to the Closing Date, the “Calumet Penreco Agreement”) and is fully paid (to the extent required under the Calumet Penreco Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-303, 18-607 and 18-804 of the Delaware LLC Act); and Calumet owns of record such membership interest free and clear of all liens, encumbrances (except restrictions on transferability as described in the Time of Sale Information and the Offering Memorandum or otherwise contained in the Calumet Penreco Agreement), security interests, charges or claims, other than those arising under the Credit Agreements and the ISDA Agreements.
     (o) Ownership of Reseller. Calumet owns of record 100% of the capital stock of Reseller; such capital stock has been duly authorized and validly issued in accordance with the charter and bylaws of Reseller (as the same may be amended or restated at or prior to the Closing Date, the “Reseller Charter Documents”) and is fully paid and nonassessable; and Calumet owns of record such capital stock free and clear of all liens, encumbrances (except restrictions on transferability as described in the Time of Sale Information and the Offering Memorandum or otherwise contained in the Reseller Charter Documents), security interests, charges or claims, other than those arising under the Credit Agreements and the ISDA Agreements.
     (p) Ownership of Calumet Finance. The Partnership owns of record 100% of the capital stock of Calumet Finance; such capital stock has been duly authorized and validly issued in accordance with the charter and bylaws of Calumet Finance (as the same may be amended or restated at or prior to the Closing Date, the “Calumet Finance Charter Documents”) and is fully paid and nonassessable; and the Partnership owns such capital stock free and clear of all liens, encumbrances (except restrictions on transferability as described in the Time of Sale Information and the Offering Memorandum or otherwise contained in the Calumet Finance Charter Documents), security interests, charges or claims, other than those arising under the Credit Agreements and the ISDA Agreements.
     (q) No Other Subsidiaries. Other than the Partnership’s ownership of its 100% membership interest in Calumet Finance and the Operating Company, the Operating Company’s ownership of its 90% limited partner interest in Calumet and 100% membership interest in the OLP GP, the OLP GP’s ownership of its 10% general partner interest in Calumet, Calumet’s ownership of its 100% equity interest in Reseller and its 100% membership interest in each of Calumet Shreveport and Calumet Penreco, and Calumet Shreveport’s 100% membership interest in each of the Shreveport Subsidiaries, none of the Partnership, Calumet Finance, the Operating Company, the OLP GP or the Operating Subsidiaries own, directly or indirectly, any equity or long-term debt securities of any corporation, partnership, limited liability company, joint venture, association or other entity.
     (r) Authority and Due Authorization. Each of the Calumet Parties has all necessary power and authority to execute and deliver this Agreement, the Securities, the Indenture (including each Guarantee set forth therein), the Exchange Securities and the Registration Rights Agreement (collectively, the “Transaction Documents”) to which it is a party and to perform its respective obligations hereunder and thereunder, including the issuance and sale of the Securities by the Issuers and the issuance of the Exchange Securities by the Issuers; and all action required to be taken for the due and proper authorization, execution and delivery of each of the Transaction Documents by the Calumet Parties which are party thereto and the consummation of the transactions contemplated hereby and thereby has been duly and validly taken.
     (s) Indenture. The Indenture has been duly and validly authorized by each of the Issuers and each of the Guarantors and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of each of the Issuers and each of the Guarantors enforceable against each of the Issuers and each of the Guarantors in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) (collectively, the “Enforceability Exceptions”); and on the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), and the rules and regulations of the Commission applicable to an indenture that is qualified thereunder.
     (t) Securities and the Guarantees. The Securities have been duly and validly authorized by each of the Issuers and, when duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of each of the Issuers enforceable against each of the Issuers in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture; and the Guarantees have been duly authorized by each of the Guarantors and, when the Securities have been duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be valid and legally binding obligations of each of the Guarantors, enforceable against each of the Guarantors in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.
     (u) Exchange Securities. On the Closing Date, the Exchange Securities (including the related guarantees) will have been duly and validly authorized by each of the Issuers and each of the Guarantors, as applicable, and, when duly executed, authenticated, issued and delivered in accordance with the Indenture and as contemplated by the Registration Rights Agreement, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of each of the Issuers, as issuer, and each of the Guarantors, as guarantor, enforceable against each of the Issuers and each of the Guarantors in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.
     (v) Purchase Agreement and Registration Rights Agreement. This Agreement has been duly and validly authorized, executed and delivered by each of the Calumet Parties; and the Registration Rights Agreement has been duly and validly authorized by each of the Issuers and each of the Guarantors and on the Closing Date will be duly executed and delivered by each of the Issuers and each of the Guarantors and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of each of the Issuers and each of the Guarantors enforceable against each of the Issuers and each of the Guarantors in accordance with its terms, subject to the Enforceability Exceptions, and except that rights to indemnity and contribution hereunder and thereunder may be limited by applicable laws or public policy.
     (w) Enforceability of Other Agreements.

     (i) The Partnership Agreement has been duly authorized, executed and delivered by the General Partner and is a valid and legally binding agreement of the General Partner, enforceable against the General Partner in accordance with its terms;
     (ii) The Operating Company Agreement has been duly authorized, executed and delivered by the Partnership and is a valid and legally binding agreement of the Partnership, enforceable against the Partnership in accordance with its terms;
     (iii) The OLP GP Agreement has been duly authorized, executed and delivered by the Operating Company and is a valid and legally binding agreement of the Operating Company, enforceable against the Operating Company in accordance with its terms;
     (iv) Each of the Shreveport Subsidiary Agreements has been duly authorized, executed and delivered by Calumet Shreveport and is a valid and legally binding agreement of Calumet Shreveport, enforceable against Calumet Shreveport in accordance with its terms;
     (v) Each of the Calumet Shreveport Agreement and the Calumet Penreco Agreement has been duly authorized, executed and delivered by Calumet and is valid and legally binding agreements of Calumet, enforceable against Calumet in accordance with its terms; and
     (vi) The Calumet Agreement has been duly authorized, executed and delivered by the OLP GP and the Operating Company and is a valid and legally binding agreement of the OLP GP and the Operating Company, enforceable against the OLP GP and the Operating Company in accordance with its terms;
provided that, with respect to each agreement described in this Section 3(w), the enforceability thereof may be limited by the Enforceability Exceptions; provided, further, that the indemnity and contribution provisions contained therein may be limited by applicable laws or public policy.
     (x) Descriptions of the Certain Documents. Each of the Securities, the Guarantees, the Indenture and the Registration Rights Agreement conforms in all material respects to the description thereof contained in each of the Time of Sale Information and the Offering Memorandum.
     (y) No Violations. None of the issuance and sale of the Securities and the Guarantees, the execution, delivery and performance of each of the Transaction Documents by the Calumet Parties to which each is a party, compliance by the Calumet Parties with the terms hereof or thereof and the consummation of the transactions contemplated by the Transaction Documents (i) constitutes or will constitute a violation of the Partnership Agreement, the Operating Company Agreement, the OLP GP Agreement, the Calumet Agreement, the Calumet Shreveport Agreement, the Shreveport Subsidiary Agreements, the Calumet Penreco Agreement, the Reseller Charter Documents or the Calumet Finance Charter Documents (all such agreements, together with the certificates of limited partnership or formation or certificates of incorporation, bylaws and other organizational documents of the Calumet Parties collectively, the “Organizational Documents”), (ii) constitutes or will constitute a breach or violation of, or a default under (or an event which, with notice or lapse of time or both, would constitute such a default), any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which any of the Calumet Parties is a party or by which any of them or any of their respective properties may be bound or subject (assuming for purposes of this clause only that the J. Aron ISDA Agreement and the Koch ISDA Agreement are amended at the Closing as described in the Time of Sale Information), (iii) violates or will violate any statute, law or regulation or any order, rule, judgment, decree or injunction of any court or governmental agency or body having jurisdiction over any of the Calumet Parties or any of their properties or (iv) results or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of any of the Calumet Parties, which breaches, violations, defaults, liens, charges or encumbrances, in the case of clauses (ii), (iii) or (iv), would, individually or in the aggregate, have a Material Adverse Effect or would materially impair the ability of any of the Calumet Parties to perform their obligations under the Transaction Documents.
     (z) No Consents. No consent, approval, authorization, order, registration, filing or qualification of or with any court, governmental agency or body having jurisdiction over the Calumet Parties or their respective properties or assets is required for the issuance and sale of the Securities and the Guarantees, the execution, delivery and performance of each of the Transaction Documents by the Calumet Parties to which each is a party, compliance by the Calumet Parties with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents, except for consents, approvals, authorizations, orders, registrations, filings or qualifications required (i) under applicable state securities laws in connection with the purchase and resale of the Securities and the Guarantees by the Initial Purchasers and (ii) with respect to the Exchange Securities and the related guarantees under the Securities Act, the Trust Indenture Act and applicable state securities laws as contemplated by the Registration Rights Agreement and except for such consents, approvals, authorizations, orders, registrations, filings or qualifications which, if not obtained or made, would not, individually or in the aggregate, have a Material Adverse Effect. or could not materially impair the ability of any of the Calumet Parties to perform their obligations under this Agreement.
     (aa) No Violation or Default. None of the Calumet Parties is in (i) violation of its Organizational Documents, (ii) violation of any law, statute, ordinance, administrative or governmental rule or regulation applicable to it or of any decree of any court or governmental agency or body having jurisdiction over it or (iii) breach, default (or an event which, with notice or lapse of time or both, would constitute such a default) or violation in the performance of any material obligation, agreement, covenant or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other agreement, indenture, lease or other instrument to which it is a party or by which it or any of its properties may be bound, which breach, default or violation, in the case of clauses (ii) and (iii), would, if continued, have a Material Adverse Effect, or could materially impair the ability of any of the Calumet Parties to perform their obligations under this Agreement.
     (bb) Investment Company Act. None of the Calumet Parties is, and after giving effect to the offering and sale of the Securities and the Guarantees and the application of the proceeds thereof as described in each of the Time of Sale Information and the Offering Memorandum, none of them will be, an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Investment Company Act”).
     (cc) Independent Public Accountants. Ernst & Young LLP, who have certified certain audited financial statements of the Partnership and the General Partner included in the Time of Sale Information and the Offering Memorandum, is an independent registered public accounting firm with respect to such entities as required by the Securities Act and the applicable rules and regulations of the Commission thereunder and the Public Company Accounting Oversight Board.
     (dd) Financial Statements. At December 31, 2010, the Partnership would have had, on the consolidated, as adjusted basis indicated in the Time of Sale Information and the Offering Memorandum, a capitalization as set forth therein. The historical financial statements (including the related notes and supporting schedules) included or incorporated in the Time of Sale Information and the Offering Memorandum present fairly in all material respects the financial position, results of operations and cash flows of the entities purported to be shown thereby on the basis stated therein at the respective dates or for the respective periods to which they apply and have been prepared in accordance with generally accepted accounting principles in the United States consistently applied throughout the periods involved, except to the extent disclosed therein. The selected historical financial information set forth in the Time of Sale Information and the Offering Memorandum (and any amendment or supplement thereto) under the caption “Selected Consolidated Financial Data” is prepared on a basis consistent with the audited and unaudited historical consolidated financial statements, as applicable, from which it has been derived and present fairly in all material respects the information shown thereby. No other financial statements or schedules of the Issuers are required by the Exchange Act to be included in the Incorporated Documents.
     (ee) Sarbanes-Oxley Act of 2002. The Partnership is in compliance in all material respects with all applicable provisions of the Sarbanes-Oxley Act of 2002, the rules and regulations thereunder and the rules of the Nasdaq Stock Market, LLC (“NASDAQ”) that are effective and applicable to the Partnership.
     (ff) No Material Changes. Since the date of the most recent financial statements of the Partnership included in the Time of Sale Information and the Offering Memorandum, (i) none of the Calumet Parties has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, investigation, order or decree, otherwise than as set forth or contemplated in the Time of Sale Information and the Offering Memorandum; and (ii) subsequent to the respective dates as of which such information is given in the Time of Sale Information and the Offering Memorandum, there has not been any change in the capitalization or increase in long-term debt of any of the Calumet Parties that would have a Material Adverse Effect or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, partners’ capital, members’ equity, or results of operations of any of the Calumet Parties, taken as a whole; in each case otherwise than as set forth or contemplated in the Time of Sale Information and the Offering Memorandum.
     (gg) Title to Real Property. The Operating Company and the Operating Subsidiaries, as the case may be, will have good and indefeasible title to all real property (save and except “rights-of-way” (as defined in subsection (ii) below)) and good title to all personal property owned by them, in each case free and clear of all (i) liens and security interests except (a) liens or security interests securing indebtedness incurred, assumed or agreed to by the Operating Company or any of its Operating Subsidiaries, (b) liens for real property taxes, assessments and other governmental charges not delinquencies or that are currently being contested in good faith by appropriate proceedings, and (c) mechanics’ and materialmen’s liens not filed of record and similar charges not delinquent or that are filed of record but are being contested in good faith by appropriate proceedings, or (ii) other claims and other encumbrances (other than liens or security interests) except, in each case, (a) as described, and subject to the limitations contained, in the Time of Sale Information and the Offering Memorandum or (b) as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; provided that, with respect to any real property and buildings held under lease by the Operating Company, Calumet and the Operating Subsidiaries, such real property and buildings are held under valid and subsisting and enforceable leases with such exceptions or as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.
     (hh) Rights-of-Way. Each of the Calumet Parties has such consents, easements, rights-of-way, permits or licenses from each person (collectively, “rights-of-way”) as are necessary to conduct its business in the manner described, and subject to the limitations contained, in the Time of Sale Information and the Offering Memorandum, except for (i) qualifications, reservations and encumbrances as may be set forth in the Time of Sale Information and the Offering Memorandum which are not reasonably expected to have a Material Adverse Effect and (ii) such rights-of-way that, if not obtained, would not have, individually or in the aggregate, a Material Adverse Effect; other than as set forth, and subject to the limitations contained, in the Time of Sale Information and the Offering Memorandum, each of the Calumet Parties has fulfilled and performed all its material obligations with respect to such rights-of-way and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or would result in any impairment of the rights of the holder of any such rights-of-way, except for such revocations, terminations and impairments that would not have a Material Adverse Effect.
     (ii) Permits. Each of the Calumet Parties has such permits, consents, licenses, franchises, certificates and authorizations of governmental or regulatory authorities (“permits”) as are necessary to own its properties and to conduct its business in the manner described in the Time of Sale Information and the Offering Memorandum, subject to such qualifications as may be set forth in the Time of Sale Information and the Offering Memorandum and except for such permits which, if not obtained, would not, individually or in the aggregate, have a Material Adverse Effect and except as described in the Time of Sale Information and the Offering Memorandum; each of the Calumet Parties has fulfilled and performed all its obligations with respect to such permits which are due to have been fulfilled and performed by such date and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any impairment of the rights of the holder of any such permit, except for such obligations, revocations, terminations and impairments that would not, individually or in the aggregate, have a Material Adverse Effect.
     (jj) Tax Returns. Each of the Calumet Parties which are required to do so has filed (or has obtained extensions with respect to) all federal, state and foreign income and franchise tax returns required to be filed through the date hereof, which returns are complete and correct in all material respects, and has timely paid all taxes shown to be due pursuant to such returns, other than those (i) which, if not paid, would not have a Material Adverse Effect, or (ii) which are being contested in good faith and for which adequate reserves have been established in accordance with generally accepted accounting principles.
     (kk) Environmental Matters. Except as described in the Time of Sale Information and the Offering Memorandum, the Calumet Parties (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety (to the extent such health and safety protection relates to exposure to Hazardous Materials) and the environment or imposing liability or standards of conduct concerning any Hazardous Material (as hereinafter defined) (“Environmental Laws”), (ii) have received all permits required of them under applicable Environmental Laws to conduct their respective businesses as they are currently being operated, (iii) are in compliance with all terms and conditions of any such permits, and (iv) to the knowledge of the Calumet Parties, do not have any liability in connection with the release into the environment of any Hazardous Material, except where such noncompliance with Environmental Laws, failure to receive required permits, failure to comply with the terms and conditions of such permits or liability in connection with such releases, would not, individually or in the aggregate, have a Material Adverse Effect. The term “Hazardous Material” means (A) any “hazardous substance” as defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, (B) any “hazardous waste” as defined in the Resource Conservation and Recovery Act, as amended, (C) any petroleum or petroleum product, (D) any polychlorinated biphenyl and (E) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance regulated under or within the meaning of any other Environmental Law.
     (ll) No Labor Dispute. No labor dispute with the employees of the Calumet Parties exists, or, to the knowledge of the Calumet Parties, is imminent, except as would not have a Material Adverse Effect.
     (mm) Insurance. The Calumet Parties maintain, or are entitled to the benefits of, insurance covering their properties, operations, personnel and businesses against such losses and risks as are reasonably adequate to protect them and their businesses. None of the Calumet Parties has received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance, and all such insurance is outstanding and duly in force.
     (nn) Internal Control Over Financial Reporting and Disclosure Controls. The Partnership maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) and has been designed by the General Partner’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. The Partnership’s internal control over financial reporting is effective and the Partnership is not aware of any material weaknesses in its internal control over financial reporting. Since the date of the latest audited financial statements included in the Time of Sale Information and the Offering Memorandum, there has been no significant change in the Partnership’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Partnership’s internal control over financial reporting.

The Partnership maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act); such disclosure controls and procedures have been designed to provide reasonable assurance that information required to be disclosed by the Partnership in reports that it submits or files under the Exchange Act is made known to the General Partner’s management, including its principal executive officer and principal financial officer, to allow for timely decisions regarding required disclosure; and such disclosure controls and procedures are effective at the reasonable assurance level.
     (oo) Internal Accounting Controls. The Partnership maintains systems of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management’s general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.
     (pp) No Legal Actions. Except as described in the Time of Sale Information and the Offering Memorandum, there is (i) no action, suit or proceeding before or by any court, arbitrator or governmental or regulatory agency, body or official, domestic or foreign, now pending or, to the knowledge of the Calumet Parties, threatened, to which any of the Calumet Parties is or may be a party or to which the business or property of any of the Calumet Parties is or may be subject, and (ii) no injunction, restraining order or order of any nature issued by a federal or state court or foreign court of competent jurisdiction to which any of the Calumet Parties is or may be subject, that, in the case of clauses (i) and (ii) above, if determined adversely to any of the Calumet Parties, would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or prevent or result in the suspension of the issuance and sale of the Securities and the Guarantees.
     (qq) No Restrictions on Subsidiaries. No subsidiary of the Partnership is currently prohibited, directly or indirectly, from paying any dividends to the Partnership, from making any other distribution on such subsidiary’s capital stock or partnership or limited liability company interests, from repaying to the Partnership any loans or advances to such subsidiary from the Partnership or from transferring any of such subsidiary’s property or assets to the Partnership or any other subsidiary of the Partnership, except (i) as described in or contemplated by the Time of Sale Information and the Offering Memorandum (exclusive of any amendment or supplement thereto), (ii) such prohibitions mandated by the laws of each such subsidiary’s state of formation and the terms of any such subsidiary’s governing instruments or (iii) where such prohibition would not reasonably be expected to have a Material Adverse Effect.
     (rr) No Unlawful Payments. None of the Calumet Parties nor, to the best knowledge of the Calumet Parties, any director, officer, agent, employee or other person associated with or acting on behalf of the Calumet Parties has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

     (ss) Compliance with Money Laundering Laws. The operations of the Calumet Parties are, and have been conducted, at all times for the past seven years, in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of the United States, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any United States federal governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Calumet Parties with respect to the Money Laundering Laws is pending or, to the best knowledge of the Calumet Parties, threatened.
     (tt) Compliance with OFAC. None of the Calumet Parties or, to the knowledge of the Calumet Parties, any director, officer, agent or employee of the Calumet Parties is currently listed under any U.S. sanctions program administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”); and the Calumet Parties will not use the proceeds of the offering of the Securities and the Guarantees hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the express purpose of financing the activities of any person currently listed under any U.S. sanctions program administered by OFAC.
     (uu) Statistical and Market Data. Nothing has come to the attention of the Calumet Parties that has caused the Calumet Parties to believe that the statistical and market-related data in each of the Time of Sale Information and the Offering Memorandum is not based on or derived from sources that are reliable and accurate in all material respects.
     (vv) Solvency. On and immediately after the Closing Date, the Calumet Parties, taken as a whole, (after giving effect to the issuance of the Securities and the Guarantees and the other transactions related thereto as described in each of the Time of Sale Information and the Offering Memorandum) will be Solvent. As used in this paragraph, the term “Solvent” means, with respect to a particular date, that on such date (i) the present fair market value (or present fair saleable value) of the assets of the Calumet Parties, taken as a whole, are not less than the total amount required to pay the liabilities of the Calumet Parties, taken as a whole, on their total existing debts and liabilities (including contingent liabilities) as they become absolute and matured; (ii) the Calumet Parties, taken as a whole, are able to realize upon their assets and pay their debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business; (iii) assuming consummation of the issuance of the Securities and the Guarantees as contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum, the Calumet Parties, taken as a whole, are not incurring debts or liabilities beyond their ability to pay as such debts and liabilities mature; (iv) the Calumet Parties, taken as a whole, are not engaged in any business or transaction, and do not propose to engage in any business or transaction, for which their property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which the Calumet Parties, taken as a whole, are engaged; and (v) the Calumet Parties, taken as a whole, are not a defendant in any civil action that would result in a judgment that the Calumet Parties, taken as a whole, are or would become unable to satisfy.
     (ww) Rule 144A Eligibility. On the Closing Date, the Securities will not be of the same class as securities listed on a national securities exchange registered under Section 6 of the

Exchange Act or quoted in an automated inter-dealer quotation system; and each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its respective date, contains or will contain all the information that, if requested by a prospective purchaser of the Securities, would be required to be provided to such prospective purchaser pursuant to Rule 144A(d)(4) under the Securities Act.
     (xx) No Integration. During the six-month period preceding the date of the Offering Memorandum, none of the Calumet Parties or any of their affiliates (as defined in Rule 501(b) of Regulation D) has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act), that is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act.
     (yy) No General Solicitation or Directed Selling Efforts. None of the Calumet Parties or any of their affiliates or any other person acting on its or their behalf (other than the Initial Purchasers, as to which no representation is made) has (i) solicited offers for, or offered or sold, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act or (ii) engaged in any directed selling efforts within the meaning of Regulation S under the Securities Act (“Regulation S”), and all such persons have complied with the offering restrictions requirement of Regulation S.
     (zz) Securities Law Exemptions. Assuming the accuracy of the representations and warranties of the Initial Purchasers contained in Section 1(b) (including Annex C hereto) and their compliance with their agreements set forth therein, it is not necessary, in connection with the issuance and sale of the Securities and the Guarantees to the Initial Purchasers and the offer, resale and delivery of the Securities and the Guarantees by the Initial Purchasers in the manner contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum, to register the Securities and the Guarantees under the Securities Act or to qualify the Indenture under the Trust Indenture Act.
     (aaa) No Stabilization. None of the Calumet Parties has taken, directly or indirectly, any action designed to, or that could reasonably be expected to, cause or result in any stabilization or manipulation of the price of the Securities.
     4. Further Agreements of the Calumet Parties. Each of the Calumet Parties jointly and severally covenants and agrees with each of the Initial Purchasers that:
     (a) Delivery of Copies. The Calumet Parties will deliver, without charge, to the Initial Purchasers as many copies of the Preliminary Offering Memorandum, any other Time of Sale Information, any Issuer Written Communication and the Offering Memorandum (including all amendments and supplements thereto) as the Representatives may reasonably request.
     (b) Offering Memorandum, Amendments or Supplements. Before finalizing the Offering Memorandum or making or distributing any amendment or supplement to any of the Time of Sale Information or the Offering Memorandum or filing with the Commission any document that will be incorporated by reference therein, the Calumet Parties will furnish to the

Representatives and counsel for the Initial Purchasers a copy of the proposed Offering Memorandum or such amendment or supplement or document to be incorporated by reference therein for review, and will not distribute any such proposed Offering Memorandum, amendment or supplement or file any such document with the Commission to which the Representatives reasonably objects; provided, that this clause shall not apply to any filing by the Partnership or any Annual Report on Form 10-K, Quarterly Report on Form 10-Q or Current Report on Form 8-K with respect to matters unrelated to the Securities and the Guarantees and the offering or exchange thereof.
     (c) Additional Written Communications. Before making, preparing, using, authorizing, approving or referring to any Issuer Written Communication, the Calumet Parties will furnish to the Representatives and counsel for the Initial Purchasers a copy of such written communication for review and will not make, prepare, use, authorize, approve or refer to any such written communication to which the Representatives reasonably objects.
     (d) Notice to the Representatives. The Calumet Parties will advise the Representatives promptly, and confirm such advice in writing, (i) of the issuance by any governmental or regulatory authority of any order preventing or suspending the use of any of the Time of Sale Information, any Issuer Written Communication or the Offering Memorandum or the initiation or threatening of any proceeding for that purpose; (ii) of the occurrence of any event at any time prior to the completion of the initial offering of the Securities and the Guarantees as a result of which any of the Time of Sale Information, any Issuer Written Communication or the Offering Memorandum as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing when such Time of Sale Information, Issuer Written Communication or the Offering Memorandum is delivered to a purchaser, not misleading; and (iii) of the receipt by the Calumet Parties of any notice with respect to any suspension of the qualification of the Securities and the Guarantees for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Calumet Parties will use their reasonable best efforts to prevent the issuance of any such order preventing or suspending the use of any of the Time of Sale Information, any Issuer Written Communication or the Offering Memorandum or suspending any such qualification of the Securities and the Guarantees and, if any such order is issued, will obtain as soon as possible the withdrawal thereof.
     (e) Time of Sale Information. If at any time prior to the Closing Date (i) any event shall occur or condition shall exist as a result of which any of the Time of Sale Information as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) it is necessary to amend or supplement any of the Time of Sale Information to comply with law, the Issuers will immediately notify the Initial Purchasers thereof and forthwith prepare and, subject to Section 4(b), furnish to the Initial Purchasers such amendments or supplements to any of the Time of Sale Information (or any document to be filed with the Commission and incorporated by reference therein) as may be necessary so that the statements in any of the Time of Sale Information as so amended or supplemented will not, in light of the circumstances under which they were made, be misleading or so that any of the Time of Sale Information will comply with law.

     (f) Ongoing Compliance of the Offering Memorandum. If at any time prior to the completion of the initial offering of the Securities and the Guarantees (i) any event shall occur or condition shall exist as a result of which the Offering Memorandum as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Offering Memorandum is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Offering Memorandum to comply with law, the Issuers will immediately notify the Initial Purchasers thereof and forthwith prepare and, subject to Section 4(b), furnish to the Initial Purchasers such amendments or supplements to the Offering Memorandum (or any document to be filed with the Commission and incorporated by reference therein) as may be necessary so that the statements in the Offering Memorandum as so amended or supplemented (including such document to be incorporated by reference therein) will not, in the light of the circumstances existing when the Offering Memorandum is delivered to a purchaser, be misleading or so that the Offering Memorandum will comply with law.
     (g) Blue Sky Compliance. The Calumet Parties will qualify the Securities and the Guarantees for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives shall reasonably request and will continue such qualifications in effect so long as required for the offering and resale of the Securities and the Guarantees; provided that in connection therewith none of the Calumet Parties shall be required to (i) qualify as a foreign limited partnership or corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject.
     (h) Clear Market. During the period from the date hereof through and including the date that is 90 days after the date hereof, each of the Calumet Parties will not, without the prior written consent of Merrill, Lynch, Pierce, Fenner & Smith Incorporated, offer, sell, contract to sell or otherwise dispose of any debt securities issued or guaranteed by any of the Calumet Parties and having a term of more than one year.
     (i) Use of Proceeds. The Calumet Parties will apply the net proceeds from the sale of the Securities in the manner described in each of the Time of Sale Information and the Offering Memorandum under the heading “Use of Proceeds.”
     (j) Supplying Information. While the Securities remain outstanding and are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, each of the Calumet Parties will, during any period in which the Partnership is not subject to and in compliance with Section 13 or 15(d) of the Exchange Act, furnish to holders of the Securities and prospective purchasers of the Securities designated by such holders, upon the request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.
     (k) DTC. The Calumet Parties will assist the Initial Purchasers in arranging for the Securities and the Guarantees to be eligible for clearance and settlement through DTC.

     (l) No Resales by the Partnership. The Calumet Parties will not, and will not permit any of their affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Securities and the Guarantees that have been acquired by any of them, except for Securities purchased by the Calumet Parties or any of their affiliates and resold in a transaction registered under the Securities Act.
     (m) No Integration. None of the Calumet Parties or any of their affiliates (as defined in Rule 501(b) of Regulation D) will, directly or through any agent, sell, offer for sale, solicit offers to buy or otherwise negotiate in respect of, any security (as defined in the Securities Act), that is or will be integrated with the sale of the Securities and the Guarantees in a manner that would require registration of the Securities and the Guarantees under the Securities Act.
     (n) No General Solicitation or Directed Selling Efforts. None of the Calumet Parties or any of their affiliates or any other person acting on its or their behalf (other than the Initial Purchasers, as to which no covenant is given) will (i) solicit offers for, or offer or sell, the Securities and the Guarantees by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act or (ii) engage in any directed selling efforts within the meaning of Regulation S, and all such persons will comply with the offering restrictions requirement of Regulation S.
     (o) No Stabilization. None of the Calumet Parties will take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities.
     5. Certain Agreements of the Initial Purchasers. Each Initial Purchaser hereby represents and agrees that it has not and will not use, authorize use of, refer to, or participate in the planning for use of, any written communication that constitutes an offer to sell or the solicitation of an offer to buy the Securities and the Guarantees other than (i) the Preliminary Offering Memorandum and the Offering Memorandum, (ii) a written communication that contains no “issuer information” (as defined in Rule 433(h)(2) under the Securities Act) that was not included (including through incorporation by reference) in the Preliminary Offering Memorandum or the Offering Memorandum, (iii) any written communication listed on Annex A or prepared pursuant to Section 4(c) above (including any electronic road show), (iv) any written communication prepared by such Initial Purchaser and approved by the Calumet Parties in advance in writing or (v) any written communication relating to or that contains the terms of the Securities and the Guarantees and/or other information that was included in the Preliminary Offering Memorandum or the Offering Memorandum.
     6. Conditions of Initial Purchasers’ Obligations. The obligation of each Initial Purchaser to purchase Securities on the Closing Date as provided herein is subject to the performance by each of the Calumet Parties of their respective covenants and other obligations hereunder and to the following additional conditions:
     (a) Representations and Warranties. The representations and warranties of the Calumet Parties contained herein shall be true and correct on the date hereof and on and as of the Closing Date; and the statements of the Calumet Parties and their respective officers made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date.
     (b) Opinion of Counsel for the Initial Purchasers. On the Closing Date, Baker Botts L.L.P., counsel for the Initial Purchasers, shall have furnished to you such written opinion or opinions, dated as of the Closing Date, with respect to the issuance and sale of the Securities and the Guarantees and other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters.
     (c) Opinion of Counsel for the Issuers. On the Closing Date, Vinson & Elkins L.L.P., counsel for the Issuers, shall have furnished to you their written opinion, dated as of the Closing Date, in form and substance satisfactory to you, to the effect set forth on Annex E to this Agreement.
     (d) Opinion of Indiana Counsel for the Issuers. On the Closing Date, Barnes & Thornburg LLP, with respect to the State of Indiana, shall have furnished to you their written opinion, dated as of the Closing Date, in form and substance satisfactory to you, to the effect set forth on Annex F to this Agreement.
     (e) Opinion of Louisiana Counsel for the Issuers. On the Closing Date, Cook, Yancey, King & Galloway APLC, with respect to the State of Louisiana, shall have furnished to you their written opinion, dated as of the Closing Date, in form and substance satisfactory to you, to the effect set forth on Annex G to this Agreement.
     (f) Comfort Letters. On the date of this Agreement and on the Closing Date, Ernst & Young LLP shall have furnished to the Representatives, at the request of the Partnership, letters, dated the respective dates of delivery thereof and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representatives, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information in each of the Time of Sale Information and the Offering Memorandum; provided that the letter delivered on the Closing Date shall use a “cut-off” date no more than three business days prior to the Closing Date.
     (g) No Material Adverse Change. No event or condition of a type described in Section 3(ff) hereof shall have occurred or shall exist, which event or condition is not described in each of the Time of Sale Information (excluding any amendment or supplement thereto) and the Offering Memorandum (excluding any amendment or supplement thereto) the effect of which in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities and the Guarantees on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum.
     (h) No Downgrade. Subsequent to the earlier of (A) the Time of Sale and (B) the execution and delivery of this Agreement, (i) no downgrading shall have occurred in the rating accorded the Securities or any other debt securities or preferred stock issued or guaranteed by any of the Calumet Parties by any “nationally recognized statistical rating organization,” as such term is used in Section 15E of the Exchange Act; and (ii) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of the Securities or of any other debt securities or preferred stock issued or guaranteed by any of the Calumet Parties (other than an announcement with positive implications of a possible upgrading).
     (i) No Legal Impediment to Issuance. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Securities or the issuance of the Guarantees; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Securities or the issuance of the Guarantees.
     (j) Good Standing. The Representatives shall have received on and as of the Closing Date satisfactory evidence of the good standing of the Calumet Parties in their respective jurisdictions of organization and their good standing in such other jurisdictions as the Representatives may reasonably request, in each case in writing or any standard form of telecommunication, from the appropriate governmental authorities of such jurisdictions.
     (k) Registration Rights Agreement. The Initial Purchasers shall have received a counterpart of the Registration Rights Agreement that shall have been executed and delivered by a duly authorized officer of each of the Calumet Parties.
     (l) DTC. The Securities shall be eligible for clearance and settlement through DTC.
     (m) Officer’s Certificate. The Representatives shall have received on and as of the Closing Date a certificate of an executive officer of each of the Calumet Parties who has specific knowledge of such Calumet Party’s financial matters and is satisfactory to the Representatives (i) confirming that such officer has carefully reviewed the Time of Sale Information and the Offering Memorandum and, to the best knowledge of such officer, the representations set forth in Sections 3(a) and 3(b) hereof are true and correct, (ii) confirming that the other representations and warranties of the Calumet Parties in this Agreement are true and correct and that the Calumet Parties have complied with all agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date, and (iii) to the effect set forth in Sections 6(g) and 6(h).
     (n) Amendment to J. Aron ISDA Agreement and Koch ISDA Agreement. The amendments to the J. Aron ISDA Agreement and the Koch ISDA Agreement (as described in the Time of Sale Information) shall have been executed and delivered by a duly authorized officer of each of the Calumet Parties and the other parties thereto.
     (o) Additional Documents. On or prior to the Closing Date, the Calumet Parties shall have furnished to the Representatives such further certificates and documents as the Representatives may reasonably request.
     All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchasers.

     7. Indemnification and Contribution.
     (a) Indemnification of the Initial Purchasers. The Calumet Parties jointly and severally agree to indemnify and hold harmless each Initial Purchaser, its affiliates, directors and officers and each person, if any, who controls such Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum, any of the other Time of Sale Information, any Issuer Written Communication or the Offering Memorandum (or any amendment or supplement thereto) or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Initial Purchaser furnished to the Partnership in writing by such Initial Purchaser through the Representatives expressly for use therein.
     (b) Indemnification of the Partnership. Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless each of the Calumet Parties, the directors and officers of the General Partner and Calumet Finance and each person, if any, who controls the Calumet Parties within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Initial Purchaser furnished to the Partnership in writing by such Initial Purchaser through the Representatives expressly for use in the Preliminary Offering Memorandum, any of the other Time of Sale Information, any Issuer Written Communication or the Offering Memorandum (or any amendment or supplement thereto), it being understood and agreed that the only such information consists of the following: the fifth, tenth and eleventh paragraphs and the second sentence in the seventh paragraph under the caption “Plan of Distribution” in the Preliminary Offering Memorandum and the Offering Memorandum.
     (c) Notice and Procedures. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under paragraph (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under paragraph (a) or (b) above. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person (who shall not, without the consent of the Indemnified Person, be counsel to the Indemnifying Person) to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 7 that the Indemnifying Person may designate in such proceeding and shall pay the reasonable fees and expenses of such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for any Initial Purchaser, its affiliates, directors and officers and any control persons of such Initial Purchaser shall be designated in writing by Merrill Lynch, Pierce, Fenner & Smith Incorporated and any such separate firm for the Calumet Parties, the directors and officers of the General Partner and Calumet Finance and any control persons of the Calumet Parties shall be designated in writing by the Partnership. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Indemnifying Person of such request and (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.
     (d) Contribution. If the indemnification provided for in paragraphs (a) and (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Calumet Parties on the one hand and the Initial Purchasers on the other from the offering of the Securities and the Guarantees or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Calumet Parties on the one hand and the Initial Purchasers on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Calumet Parties on the one hand and the Initial Purchasers on the other shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Issuers from the sale of the Securities and the Guarantees and the total discounts and commissions received by the Initial Purchasers in connection therewith, as provided in this Agreement, bear to the aggregate offering price of the Securities and the Guarantees. The relative fault of the Calumet Parties on the one hand and the Initial Purchasers on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers or any Guarantor or by the Initial Purchasers and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
     (e) Limitation on Liability. The Calumet Parties and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall an Initial Purchaser be required to contribute any amount in excess of the amount by which the total discounts and commissions received by such Initial Purchaser with respect to the offering of the Securities and the Guarantees exceeds the amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers’ obligations to contribute pursuant to this Section 7 are several in proportion to their respective purchase obligations hereunder and not joint.
     (f) Non-Exclusive Remedies. The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any Indemnified Person at law or in equity.
     8. Termination. This Agreement may be terminated in the absolute discretion of the Representatives, by notice to the Issuers, if after the execution and delivery of this Agreement and on or prior to the Closing Date (i) trading generally shall have been suspended or materially limited on the New York Stock Exchange or the over-the-counter market; (ii) trading of any securities issued or guaranteed by the Issuers or any of the Guarantors shall have been suspended on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities shall have been declared by federal or New York State authorities; or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the judgment of the Representatives, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery, of the Securities and the Guarantees on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum.
     9. Defaulting Initial Purchaser. (a) If, on the Closing Date, any Initial Purchaser defaults on its obligation to purchase the Securities and the Guarantees that it has agreed to purchase hereunder, the non-defaulting Initial Purchasers may in their discretion arrange for the purchase of such Securities by other persons satisfactory to the Issuers on the terms contained in this Agreement. If, within 36 hours after any such default by any Initial Purchaser, the non-defaulting Initial Purchasers do not arrange for the purchase of such Securities, then the Issuers shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Initial Purchasers to purchase such Securities on such terms. If other persons become obligated or agree to purchase the Securities and the Guarantees of a defaulting Initial Purchaser, either the non-defaulting Initial Purchasers or the Issuers may postpone the Closing Date for up to five full business days in order to effect any changes that in the opinion of counsel for the Issuers or counsel for the Initial Purchasers may be necessary in the Time of Sale Information, the Offering Memorandum or in any other document or arrangement, and the Issuers agree to promptly prepare any amendment or supplement to the Time of Sale Information or the Offering Memorandum that effects any such changes. As used in this Agreement, the term “Initial Purchaser” includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in Schedule 1 hereto that, pursuant to this Section 9, purchases Securities that a defaulting Initial Purchaser agreed but failed to purchase.
     (b) If, after giving effect to any arrangements for the purchase of the Securities and the Guarantees of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial Purchasers and the Issuers as provided in paragraph (a) above, the aggregate principal amount of such Securities that remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Securities, then the Issuers shall have the right to require each non-defaulting Initial Purchaser to purchase the principal amount of Securities that such Initial Purchaser agreed to purchase hereunder plus such Initial Purchaser’s pro rata share (based on the principal amount of Securities that such Initial Purchaser agreed to purchase hereunder) of the Securities of such defaulting Initial Purchaser or Initial Purchasers for which such arrangements have not been made.
     (c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial Purchasers and the Issuers as provided in paragraph (a) above, the aggregate principal amount of such Securities that remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities, or if the Issuers shall not exercise the right described in paragraph (b) above, then this Agreement shall terminate without liability on the part of the non-defaulting Initial Purchasers. Any termination of this Agreement pursuant to this Section 9 shall be without liability on the part of the Calumet Parties, except that the Calumet Parties will continue to be liable for the payment of expenses as set forth in Section 10 hereof and except that the provisions of Section 7 hereof shall not terminate and shall remain in effect.

     (d) Nothing contained herein shall relieve a defaulting Initial Purchaser of any liability it may have to the Calumet Parties or any non-defaulting Initial Purchaser for damages caused by its default.
     10. Payment of Expenses. (a) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Calumet Parties jointly and severally agree to pay or cause to be paid all costs and expenses incident to the performance of their respective obligations hereunder, including without limitation, (i) the costs incident to the authorization, issuance, sale, preparation and delivery of the Securities and the Guarantees and any taxes payable in that connection; (ii) the costs incident to the preparation and printing of the Preliminary Offering Memorandum, any other Time of Sale Information, any Issuer Written Communication and the Offering Memorandum (including any amendment or supplement thereto) and the distribution thereof; (iii) the costs of reproducing and distributing each of the Transaction Documents; (iv) the fees and expenses of the Calumet Parties’ counsel and independent accountants; (v) the fees and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the Securities under the laws of such jurisdictions as the Representatives may designate and the preparation, printing and distribution of a Blue Sky Memorandum (including the related fees and expenses of counsel for the Initial Purchasers); (vi) any fees charged by rating agencies for rating the Securities; (vii) the fees and expenses of the Trustee and any paying agent (including related fees and expenses of any counsel to such parties); (viii) all expenses and application fees incurred in connection with the approval of the Securities for book-entry transfer by DTC; and (ix) all expenses incurred by the Calumet Parties in connection with any “road show” presentation to potential investors; provided that, notwithstanding clause (ix) above, the Initial Purchasers shall pay one-half of the expenses associated with the leasing and operation of any airplane which is used for the purposes of such “road show” presentation.
     (b) If (i) this Agreement is terminated pursuant to Section 8, (ii) the Issuers for any reason fails to tender the Securities for delivery to the Initial Purchasers or (iii) the Initial Purchasers decline to purchase the Securities for any reason permitted under this Agreement, the Calumet Parties jointly and severally agree to reimburse the Initial Purchasers for all out-of-pocket costs and expenses (including the fees and expenses of their counsel) reasonably incurred by the Initial Purchasers in connection with this Agreement and the offering contemplated hereby.
     11. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and any controlling persons referred to herein, and the affiliates, officers and directors of each Initial Purchaser referred to in Section 7 hereof. Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. No purchaser of Securities from any Initial Purchaser shall be deemed to be a successor merely by reason of such purchase.
     12. Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Calumet Parties and the Initial Purchasers contained in this Agreement or made by or on behalf of the Calumet Parties or the Initial Purchasers pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any termination of this

Agreement or any investigation made by or on behalf of the Calumet Parties or the Initial Purchasers.
     13. Certain Defined Terms. For purposes of this Agreement, (a) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Securities Act; (b) the term “business day” means any day other than a day on which banks are permitted or required to be closed in New York City; (c) the term “subsidiary” has the meaning set forth in Rule 405 under the Securities Act; and (d) the term “written communication” has the meaning set forth in Rule 405 under the Securities Act.
     14. Miscellaneous.
     (a) Authority of the Representatives. Any action by the Initial Purchasers hereunder may be taken by Merrill Lynch, Pierce, Fenner & Smith Incorporated and Goldman, Sachs & Co. on behalf of the Initial Purchasers, and any such action taken by Merrill Lynch, Pierce, Fenner & Smith Incorporated and Goldman, Sachs & Co. shall be binding upon the Initial Purchasers.
     (b) Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication. Notices to the Initial Purchasers shall be given to the Representatives c/o Merrill Lynch, Pierce, Fenner & Smith Incorporated, One Bryant Park, 10th Floor, New York, New York 10036 (fax: (212) 901-7897); Attention: Legal Department; and c/o Goldman, Sachs & Co, 200 West Street, New York, New York 10282, Attention: Registration Department. Notices to the Calumet Parties shall be given to them c/o Calumet Specialty Products Partners, L.P., 2780 Waterfront Pkwy E. Drive, Suite 200, Indianapolis, Indiana 46214, Attention: R. Patrick Murray, II (fax: 317-328-5676), with a copy to John Krutz (fax: 317-328-5668).
     (c) Governing Law. This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the laws of the State of New York.
     (d) Counterparts. This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.
     (e) Amendments or Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.
     (f) Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.
     (g) USA Patriot Act. In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Initial Purchasers are required to obtain, verify and record information that identifies their respective clients, including the Partnership, which information may include the name and address of their respective clients, as well as other information that will allow the Initial Purchasers to properly identify their respective clients.
     If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.
[Signature pages follow.]

Very truly yours, CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.
By:	Calumet GP, LLC, its general partner

By:	/s/ R. Patrick Murray, II
	Name:	R. Patrick Murray, II
	Title:	Vice President, Chief Financial Officer and Secretary

CALUMET GP, LLC
By:	/s/ R. Patrick Murray, II
	Name:	R. Patrick Murray, II
	Title:	Vice President, Chief Financial Officer and Secretary

CALUMET FINANCE CORP.
By:	/s/ R. Patrick Murray, II
	Name:	R. Patrick Murray, II
	Title:	Vice President, Chief Financial Officer and Secretary

CALUMET OPERATING, LLC
By:	Calumet Specialty Products Partners, L.P., its sole member

By:	Calumet GP, LLC, its general partner

By:	/s/ R. Patrick Murray, II
	Name:	R. Patrick Murray, II
	Title:	Vice President, Chief Financial Officer and Secretary

CALUMET LP GP, LLC
By:	Calumet Operating, LLC,
its sole member

By:	Calumet Specialty Products Partners, L.P.,
its sole member

By:	Calumet GP, LLC,
its general partner

By:	/s/ R. Patrick Murray, II
	Name:	R. Patrick Murray, II
	Title:	Vice President, Chief Financial Officer and Secretary

CALUMET LUBRICANTS CO., LIMITED PARTNERSHIP
By:	Calumet LP GP, LLC, its general partner

By:	Calumet Operating, LLC,
its sole member

By:	Calumet Specialty Products Partners, L.P.,
its sole member

By:	Calumet GP, LLC, its general partner

By:	/s/ R. Patrick Murray, II
	Name:	R. Patrick Murray, II
	Title:	Vice President, Chief Financial Officer and Secretary

CALUMET SALES COMPANY INCORPORATED
By:	/s/ R. Patrick Murray, II
	Name:	R. Patrick Murray, II
	Title:	Vice President, Chief Financial Officer and Secretary

CALUMET SHREVEPORT, LLC
By:	Calumet Lubricants Co., Limited Partnership,
its sole member

By:	Calumet LP GP, LLC,
its general partner

By:	Calumet Operating, LLC,
its sole member

By:	Calumet Specialty Products Partners, L.P.,
its sole member

By:	Calumet GP, LLC,
its general partner

By:	/s/ R. Patrick Murray, II
	Name:	R. Patrick Murray, II
	Title:	Vice President, Chief Financial Officer and Secretary

CALUMET SHREVEPORT FUELS, LLC CALUMET SHREVEPORT LUBRICANTS & WAXES, LLC
By:	Calumet Shreveport, LLC,
its sole member

By:	Calumet Lubricants Co., Limited Partnership,
its sole member

By:	Calumet LP GP, LLC,
its general partner

By:	Calumet Operating, LLC,
its sole member

By:	Calumet Specialty Products Partners, L.P.,
its sole member

By:	Calumet GP, LLC,
its general partner

By:	/s/ R. Patrick Murray, II
	Name:	R. Patrick Murray, II
	Title:	Vice President, Chief Financial Officer and Secretary

CALUMET PENRECO, LLC
By:	Calumet Lubricants Co., Limited Partnership,
its sole member

By:	Calumet LP GP, LLC,
its general partner

By:	Calumet Operating, LLC,
its sole member

By:	Calumet Specialty Products Partners, L.P.,
its sole member

By:	Calumet GP, LLC,
its general partner

By:	/s/ R. Patrick Murray, II
	Name:	R. Patrick Murray, II
	Title:	Vice President, Chief Financial Officer and Secretary

Accepted: April 15, 2011
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
GOLDMAN, SACHS & CO.
For themselves and on behalf of the
several Initial Purchasers listed
in Schedule 1 hereto.

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
By:	/s/ J. Lex Maultsby
	Name:	J. Lex Maultsby
	Title:	Managing Director

GOLDMAN, SACHS & CO.
By:	/s/ Goldman, Sachs & Co.
Goldman, Sachs & Co.

SCHEDULE 1

Initial Purchaser	Principal Amount
Merrill Lynch, Pierce, Fenner & Smith Incorporated	$200,000,000
Goldman, Sachs & Co.	$50,000,000
Barclays Capital Inc.	$50,000,000
Deutsche Bank Securities Inc.	$50,000,000
Wells Fargo Securities, LLC	$50,000,000
Total	$400,000,000

SCHEDULE 2
List of Guarantors
Calumet Operating, LLC
Calumet LP GP, LLC
Calumet Lubricants Co., Limited Partnership
Calumet Penreco, LLC
Calumet Sales Company Incorporated
Calumet Shreveport Lubricants & Waxes, LLC
Calumet Shreveport Fuels, LLC
Calumet Shreveport, LLC

Annex A
Additional Time of Sale Information
1.	Term sheet containing the terms of the securities, substantially in the form of Annex B.

Annex B
CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.
CALUMET FINANCE CORP.
Pricing Term Sheet

PRICING SUPPLEMENT	STRICTLY CONFIDENTIAL
$400,000,000
Calumet Specialty Products Partners, L.P.
Calumet Finance Corp.
9 3/8% Senior Notes due 2019
April 15, 2011
This Pricing Supplement is qualified in its entirety by reference to the Preliminary Offering Memorandum dated April 11, 2011. The information in this Pricing Supplement supplements the Preliminary Offering Memorandum and, except as expressly stated herein, supersedes the information in the Preliminary Offering Memorandum to the extent inconsistent with the information in the Preliminary Offering Memorandum. Capitalized terms used but not defined in this Pricing Supplement have the respective meanings ascribed to them in the Preliminary Offering Memorandum.
The notes (the “Notes”) have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any other jurisdiction. Unless they are registered, the Notes may be offered only in transactions that are exempt from registration under the Securities Act or the securities laws of any other jurisdiction. Accordingly, we are offering the Notes in the United States only to qualified institutional buyers pursuant to Rule 144A under the Securities Act and outside the United States to non-U.S. persons in compliance with Regulation S under the Securities Act. For further details about eligible offerees and resale restrictions, see “Transfer Restrictions” in the Preliminary Offering Memorandum.
Terms Applicable to the 9 3/8% Senior Notes due 2019

Issuers:	Calumet Specialty Products Partners, L.P. Calumet Finance Corp.
Principal Amount: (1)	$400,000,000
Net Proceeds (before expenses):	$390,000,000

Title of Securities:	9 3/8% Senior Notes due 2019
Final Maturity Date:	May 1, 2019
Issue Price:	100%, plus accrued interest, if any, from April 21, 2011
Coupon:	9.375%
Yield to Maturity:	9.375%
Interest Payment Dates:	May 1 and November 1, beginning on November 1, 2011
Record Dates:	April 15 and October 15
Optional Redemption:	On and after May 1, 2015, the Issuers may redeem all or part of the Notes at the redemption prices (expressed as percentages of principal amount) set forth below, plus accrued and unpaid interest, if any, on the Notes redeemed to the applicable redemption date, if redeemed during the twelve-month period beginning on May 1 of the years indicated below:

Year	Percentage
2015	104.688%
2016	102.344%
2017 and thereafter	100.000%

Optional Redemption with Equity Proceeds:	Up to 35% prior to May 1, 2014 at 109.375% of the principal amount of the Notes, plus accrued and unpaid interest, if any, to the redemption date
Trade Date:	April 15, 2011
Settlement Date:	April 21, 2011 (T+4)
Denominations:	$2,000 and integral multiples of $1,000 in excess thereof
Distribution:	Rule 144A and Regulation S with registration rights as set forth in the Preliminary Offering Memorandum
CUSIP and ISIN Numbers:	144A: CUSIP:131477AD3 ISIN:US131477AD36
Reg S: CUSIP:U13077 AB5 ISIN:USU13077AB50
Initial Purchasers	Merrill Lynch, Pierce, Fenner & Smith Incorporated Goldman, Sachs & Co. Barclays Capital Inc. Deutsche Bank Securities Inc. Wells Fargo Securities, LLC
(1) Represents an upsize from the originally announced aggregate principal amount of $375 million.

The following information supersedes and replaces any information to the contrary in the Preliminary Offering Memorandum:
Use of Proceeds
We estimate that the net proceeds from this offering will be approximately $389.0 million, after deducting the initial purchasers’ discount and our estimated offering expenses. We intend to use the net proceeds from this offering to repay in full borrowings outstanding at the closing of this offering under our existing senior secured term loan facility, as well as all accrued interest and fees, and for general partnership purposes.
Capitalization
As of December 31, 2010, as further adjusted, Cash and cash equivalents are $104.9 million, Senior Notes due 2019 are $400 million, Total debt is $401.8 million and Total Capitalization is $878.8 million.
Secured Obligations Following Offering
As of December 31, 2010, on an as adjusted basis after giving effect to the issuance and sale of the notes, the application of the net proceeds therefrom and the amendments to two of our master derivative contracts relating to commodity hedging at the closing of this offering, we would have had (i) total debt outstanding of approximately $401.8 million, consisting of the notes and approximately $1.8 million of secured capital lease obligations, and (ii) approximately $32.8 million of outstanding secured obligations under our master derivative contracts relating to commodity hedging and interest rate swaps, which capital lease obligations and obligations under master derivative contracts would have effectively ranked senior to the notes by virtue of being secured.
Other information (including financial information) presented in the Preliminary Offering Memorandum is deemed to have changed to the extent effected by the changes described herein.
This material is confidential and is for your information only and is not intended to be used by anyone other than you. This information does not purport to be a complete description of the Notes or the offering. Please refer to the Preliminary Offering Memorandum for a complete description.
Any disclaimers or other notices that may appear below are not applicable to this communication and should be disregarded. Such disclaimers or other notices were automatically generated as a result of this communication being sent via Bloomberg email or another communication system.

Annex C
Restrictions on Offers and Sales Outside the United States
     In connection with offers and sales of Securities outside the United States:
     (a) Each Initial Purchaser acknowledges that the Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except pursuant to an exemption from, or in transactions not subject to, the registration requirements of the Securities Act.
     (b) Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that:
     (i) Such Initial Purchaser has offered and sold the Securities, and will offer and sell the Securities, (A) as part of their distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering of the Securities and the Closing Date, only in accordance with Regulation S under the Securities Act (“Regulation S”) or Rule 144A or any other available exemption from registration under the Securities Act.
     (ii) None of such Initial Purchaser or any of its affiliates or any other person acting on its or their behalf has engaged or will engage in any directed selling efforts with respect to the Securities, and all such persons have complied and will comply with the offering restrictions requirement of Regulation S.
     (iii) At or prior to the confirmation of sale of any Securities sold in reliance on Regulation S, such Initial Purchaser will have sent to each distributor, dealer or other person receiving a selling concession, fee or other remuneration that purchase Securities from it during the distribution compliance period a confirmation or notice to substantially the following effect:
“The Securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering of the Securities and the date of original issuance of the Securities, except in accordance with Regulation S or Rule 144A or any other available exemption from registration under the Securities Act. Terms used above have the meanings given to them by Regulation S.”
     (iv) Such Initial Purchaser has not and will not enter into any contractual arrangement with any distributor with respect to the distribution of the Securities, except with its affiliates or with the prior written consent of the Partnership.
Terms used in paragraph (a) and this paragraph (b) and not otherwise defined in this Agreement have the meanings given to them by Regulation S.

     (c) Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that:
     (i) it has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of Section 21 of the United Kingdom Financial Services and Markets Act 2000 (the “FSMA”)) received by it in connection with the issue or sale of any Securities in circumstances in which Section 21(1) of the FSMA does not apply to the Issuers or the Guarantors; and
     (ii) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom.
     (d) Each Initial Purchaser acknowledges that no action has been or will be taken by the Issuers that would permit a public offering of the Securities, or possession or distribution of any of the Time of Sale Information, the Offering Memorandum, any Issuer Written Communication or any other offering or publicity material relating to the Securities, in any country or jurisdiction where action for that purpose is required.

Annex D
Foreign Qualifications
Calumet Specialty Products Partners, L.P.
Indiana
Calumet Finance Corp.
None
Calumet Operating, LLC
Indiana
Calumet LP GP, LLC
Arkansas
California
Florida
Georgia
Illinois
Indiana
Massachusetts
Mississippi
Ohio
South Carolina
Texas
Calumet Lubricants Co., Limited Partnership
Arizona
Arkansas
California
Connecticut
Florida
Georgia
Illinois
Kansas
Kentucky
Louisiana
Massachusetts
Michigan
Minnesota
Mississippi
Missouri
New Jersey
New York
Ohio
Oregon
Pennsylvania
South Carolina

Tennessee
Texas
Utah
Virginia
Wisconsin
Calumet Shreveport, LLC
Louisiana
Calumet Shreveport Lubricants & Waxes, LLC
Arkansas
California
Connecticut
Florida
Georgia
Illinois
Kentucky
Louisiana
Mississippi
Missouri
New Jersey
Ohio
Texas
Virginia
Wisconsin
Calumet Shreveport Fuels, LLC
Arkansas
Connecticut
Georgia
Illinois
Kentucky
Louisiana
Mississippi
Missouri
Ohio
Texas
Virginia
Calumet Sales Company Incorporated
Louisiana
Calumet GP, LLC
California
Illinois
Indiana

Mississippi
Missouri
New Jersey
North Carolina
Ohio
South Carolina
Calumet Penreco, LLC
Arizona
California
Florida
Georgia
Illinois
Indiana
Kansas
Kentucky
Louisiana
Minnesota
Missouri
New Jersey
New York
Ohio
Oregon
Pennsylvania
Texas
Washington
Wisconsin

Annex E
Opinion of Vinson & Elkins L.L.P.
     (a) The Partnership has been duly formed and is validly existing in good standing as a limited partnership under the Delaware LP Act with all necessary limited partnership power and authority to own or lease its properties and to conduct its business, in each case in all material respects as described in the Time of Sale Information and the Offering Memorandum. The Partnership is duly registered or qualified as a foreign limited partnership for the transaction of business under the laws of the jurisdictions set forth under its name on Annex D to this Agreement.
     (b) Each of the General Partner, the Operating Company, the OLP GP and Calumet Penreco has been duly formed and is validly existing in good standing as a limited liability company under the Delaware LLC Act with all necessary limited liability company power and authority to own or lease its properties and to conduct its business, and, in the case of the General Partner and the OLP GP, to serve as the general partner of the Partnership and Calumet, respectively, in each case in all material respects as described in the Time of Sale Information and the Offering Memorandum. Each of the General Partner, the Operating Company, the OLP GP and Calumet Penreco is duly registered or qualified as a foreign limited liability company for the transaction of business under the laws of the jurisdictions set forth under its name on Annex D to this Agreement.
     (c) Each of Calumet Finance and Reseller has been duly formed and is validly existing in good standing as a corporation under the DGCL with all necessary corporate power and authority to own or lease its properties and to conduct its business, in each case in all material respects as described in the Time of Sale Information and the Offering Memorandum. Each of Calumet Finance and Reseller is duly registered or qualified as a foreign corporation for the transaction of business under the laws of the jurisdictions set forth under its name on Annex D to this Agreement.
     (d) The General Partner is the sole general partner of the Partnership and owns of record a 2.0% general partner interest in the Partnership; such general partner interest has been duly authorized and validly issued in accordance with the Partnership Agreement; and the General Partner owns such general partner interest free and clear of all liens, encumbrances (except restrictions on transferability as described in the Time of Sale Information and the Offering Memorandum or otherwise contained in the Partnership Agreement), security interests, charges or claims (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the General Partner as a debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LP Act.
     (e) The OLP GP owns a 10% general partner interest in Calumet free and clear of all liens, encumbrances (except restrictions on transferability as described in the Time of Sale Information and the Offering Memorandum or otherwise contained in the Calumet Agreement), security interests, charges or claims (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the OLP GP as debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than with respect to both (i) and (ii) above, those created by or arising under the Delaware Act and those arising under the Credit Agreements and the ISDA Agreements.
     (f) The Operating Company owns a 90% limited partner interest in Calumet free and clear of all liens, encumbrances (except restrictions on transferability as described in the Time of Sale Information and the Offering Memorandum or otherwise contained in the Calumet Agreement), security interests, charges or claims (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Operating Company as debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware Act and those arising under the Credit Agreements and the ISDA Agreements.
     (g) The Operating Company owns of record a 100% membership interest in the OLP GP; such membership interest has been duly authorized and validly issued in accordance with the OLP GP Agreement, and is fully paid (to the extent required under the OLP GP Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and the Operating Company owns such membership interest free and clear of all liens, encumbrances (except restrictions on transferability as described in the Time of Sale Information and the Offering Memorandum or otherwise contained in the OLP GP Agreement), security interests, charges or claims (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Operating Company as debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LLC Act and those arising in connection with the Credit Agreements and the ISDA Agreements.
     (h) The Partnership owns of record a 100% membership interest in the Operating Company; such membership interest has been duly authorized and validly issued in accordance with the Operating Company Agreement, and is fully paid (to the extent required under the Operating Company Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and the Partnership owns such membership interest free and clear of all liens, encumbrances (except restrictions on transferability as described in the Time of Sale Information and the Offering Memorandum or otherwise contained in the Operating Company Agreement), security interests, charges or claims (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LLC Act and those arising in connection with the Credit Agreements and the ISDA Agreements.
     (i) Calumet owns of record a 100% membership interest in Calumet Penreco; and such membership interest has been duly authorized and validly issued in accordance with the Calumet Penreco Agreement and is fully paid (to the extent required under the Calumet Penreco Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-303, 18-607 and 18-804 of the Delaware LLC Act).

     (j) Calumet owns of record 100% of the capital stock of Reseller; such capital stock has been duly authorized and validly issued in accordance with the Reseller Charter Documents and is fully paid and nonassessable.
     (k) The Partnership owns of record 100% of the capital stock of Calumet Finance; such capital stock has been duly authorized and validly issued in accordance with the Calumet Finance Charter Documents and is fully paid and nonassessable.
     (l) Each of the Issuers, the General Partner and each of the Guarantors organized and existing under the laws of the State of Delaware (the “Delaware Guarantors”, with the Guarantors other than the Delaware Guarantors referred to herein as the “Other Guarantors”) has full right, power and authority to execute and deliver the Transaction Documents to which it is a party and to perform its respective obligations thereunder; and all action required to be taken for the due and proper authorization, execution and delivery of each of the Transaction Documents to which it is a party and the consummation of the transactions contemplated thereby has been duly and validly taken by the Issuers and each of the Delaware Guarantors.
     (m) The Indenture has been duly authorized, executed and delivered by each of the Issuers and each of the Delaware Guarantors and, assuming due authorization, execution and delivery thereof by the Trustee and the Other Guarantors, constitutes a valid and legally binding agreement of the each of the Issuers and Guarantors enforceable against the each of the Issuers and Guarantors in accordance with its terms, except as such enforceability may be limited by the Enforceability Exceptions.
     (n) The Securities have been duly authorized, executed and delivered by each of the Issuers and, when duly authenticated as provided in the Indenture and paid for as provided in this Agreement, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of each of the Issuers enforceable against the Issuers in accordance with their terms, except as such enforceability may be limited by the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.
     (o) The Guarantees have been duly authorized by each of the Delaware Guarantors and, assuming the Guarantees have been duly authorized by the Other Guarantors, when each global certificate representing the Securities has been duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided in this Agreement, the Guarantees will be valid and legally binding obligations of each of the Guarantors, enforceable against each of the Guarantors in accordance with their terms, except as such enforceability may be limited by the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.
     (p) The Exchange Securities have been duly authorized by each of the Issuers and, when duly executed, authenticated, issued and delivered as contemplated by the Registration Rights Agreement and the Indenture, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of each of the Issuers, as issuer, enforceable against each of the Issuers in accordance with their terms, except as such enforceability may be limited by the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.

     (q) The guarantees related to the Exchange Securities (the “Exchange Guarantees”) have been duly authorized by each of the Delaware Guarantors and, assuming the Exchange Guarantees have been duly authorized by the Other Guarantors, when each global certificate representing the Exchange Securities has been duly executed, authenticated, issued and delivered as provided in the Registration Rights Agreement and the Indenture and paid for as provided in this Agreement, the Exchange Guarantees will be valid and legally binding obligations of each of the Guarantors, enforceable against each of the Guarantors in accordance with their terms, except as such enforceability may be limited by the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.
     (r) This Agreement has been duly authorized, executed and delivered by each of the Calumet Parties.
     (s) The Registration Rights Agreement has been duly authorized, executed and delivered by the Issuers and each of the Delaware Guarantors and, when duly executed and delivered by the Other Guarantors and the other parties thereto, will constitute a valid and legally binding agreement of each of the Issuers and the Guarantors enforceable against each of the Issuers and the Guarantors in accordance with its terms, except as such enforceability may be limited by the Enforceability Exceptions and except that the indemnity and contribution provisions thereunder may be limited by applicable laws, general principles of equity and public policy.
     (t) None of the issuance and sale of the Securities and the Guarantees, the execution, delivery and performance of each of the Transaction Documents by the Calumet Parties to which each is a party, compliance by the Calumet Parties with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents (i) constitutes or will constitute a violation of the certificate of limited partnership, agreement of limited partnership, certificate of formation, limited liability company agreement certificate of incorporation or bylaws, as the case may be, of any of the Issuers, the General Partner and the Delaware Guarantors, (ii) constitutes or will constitute a breach or violation of, or a default (or an event which, with notice or lapse of time or both, would constitute such a default), or result in a lien, under any other agreement filed as an exhibit to the Incorporated Documents (assuming for purposes of this clause only that the J. Aron ISDA Agreement and the Koch ISDA Agreement are amended at the Closing as described in the Time of Sale Information), or (iii) violates or will violate the Delaware LP Act, the Delaware LLC Act, the DGCL, federal law, or any order, judgment, decree or injunction known to such counsel of any Delaware or federal court to which any of the Calumet Parties or any of their properties is subject, which breach, violation, lien or default in the case of clause (ii) or (iii), would reasonably be expected to have a Material Adverse Effect; provided that counsel need express no opinion with respect to state securities laws, blue sky laws, federal laws, federal or state antifraud laws, rules and regulations.
     (u) Except as described in the Time of Sale Information and the Offering Memorandum, no permit, consent, approval, authorization, order, registration, filing or qualification (“consent”) under the Delaware LP Act, the Delaware LLC Act, the DGCL or federal law is required for the issuance and sale of the Securities and the Guarantees, the execution, delivery and performance of each of the Transaction Documents by Calumet Parties to which each is a party, compliance by the Calumet Parties with the terms thereof and the consummation of the transactions by the Calumet Parties contemplated by the Transaction Documents, except for consents as may be required (i) under applicable state securities laws in connection with the purchase and resale of the Securities by the Initial Purchasers and (ii) with respect to the Exchange Securities (including the related guarantees) under the Securities Act, the Trust Indenture Act and applicable state securities laws as contemplated by the Registration Rights Agreement, in each case as to which such counsel need express no opinion.
     (v) The descriptions in each of the Time of Sale Information and the Offering Memorandum under the caption “Description of Notes,” to the extent they constitute a summary of the terms of the Securities, the Guarantees, the Registration Rights Agreement and the Indenture, and under the caption “Certain Federal Income Tax Considerations,” to the extent that they constitute summaries of matters of law or documents referred to therein, are accurate in all material respects.
     (w) The Incorporated Documents or any further amendment and supplement thereto, made by the Partnership prior to the Closing Date (other than the financial statements, notes or schedules thereto and the auditor’s reports thereon included in the Preliminary Offering Memorandum or the Offering Memorandum or other financial or accounting data included in or incorporated by reference into or omitted from the Preliminary Offering Memorandum or the Offering Memorandum, as to which such counsel need not express any opinion), when they were filed with the Commission, appeared on their face to comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder.
     (x) None of the Calumet Parties is, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in each of the Time of Sale Information and the Offering Memorandum, none of them will be, an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act.
     (y) To the knowledge of such counsel, (i) there are no legal or governmental proceedings pending or threatened against any of the Calumet Parties or to which any of the Calumet Parties is a party or to which any of their respective properties is subject that are required to be described in the Incorporated Documents but are not so described as required and (ii) there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Incorporated Documents or to be filed as exhibits to the Incorporated Documents that are not described or filed as required by the Exchange Act.
     (z) Assuming the accuracy of the representations and warranties of the Initial Purchasers contained in this Agreement and their compliance with their agreements set forth therein, it is not necessary, in connection with the issuance and sale of the Securities to the Initial Purchasers and the offer, resale and delivery of the Securities by the Initial Purchasers in the manner contemplated by this Agreement, the Time of Sale Information, the Offering Memorandum and the Indenture, to register the offer and sale of Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act, it being understood that such counsel need not express any opinion as to any subsequent resale of any Securities.

     In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Calumet Parties and the independent public accountants of the Partnership and you and your representatives, at which conferences the contents of the Time of Sale Information and the Offering Memorandum and related matters were discussed, and although such counsel has not independently verified, is not passing upon, and is not assuming any responsibility for, or undertaking to determine independently, the accuracy, completeness or fairness of the statements contained in, the Time of Sale Information and the Offering Memorandum (except to the extent specified in paragraph (v) above), based on the foregoing, no facts have come to such counsel’s attention that lead such counsel to believe that:
     (A) the Time of Sale Information (other than the financial statements and notes or schedules thereto and the auditor’s reports thereon included in the Time of Sale Information or other financial or accounting data contained in or incorporated by reference into or omitted from the Time of Sale Information, as to which such counsel need not express any opinion), as of the Time of Sale, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or
     (B) the Offering Memorandum (other than the financial statements and notes or schedules thereto and the auditor’s reports thereon included in the Offering Memorandum or other financial or accounting data contained in or incorporated by reference into or omitted from the Offering Memorandum, as to which such counsel need not express any opinion), as of its issue date and as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
          In rendering such opinion, such counsel may (A) rely in respect of matters of fact upon representations of the Calumet Parties set forth in this Agreement, certificates of officers and employees of the Calumet Parties and upon information obtained from public officials, (B) assume that all documents submitted to them as originals are authentic, that all copies submitted to them conform to the originals thereof, and that the signatures on all documents examined by them are genuine, (C) state that their opinion is limited to federal laws, the Delaware LP Act, the Delaware LLC Act, the DGCL and the laws of the State of New York, (D) with respect to the opinions expressed in paragraphs (a), (b) and (c) above as to the due qualification or registration as a foreign limited partnership, corporation or limited liability company, as the case may be, of the Partnership, the Operating Company, the General Partner, the OLP GP, Calumet Penreco, Reseller and Calumet Finance, state that such opinions are based upon the opinions of counsel provided pursuant to Sections 6(d) and 6(e) of this Agreement and upon certificates of foreign qualification or registration provided by the Secretary of State of the States listed on Annex D to this Agreement (each of which shall be dated as of a date not more than fourteen days prior to the Closing Date and shall be provided to you), (E) state that they express no opinion with respect to the accuracy of descriptions of real or personal property or permits to own or operate any real or personal property, (F) state that they express no opinion with respect to state or local taxes or tax statutes to which any of the limited partners of the Partnership or any of the Calumet Parties may be subject, (G) with respect to the opinions expressed in paragraphs (m) and (s) above as to the validity, binding effect or enforceability of the Indenture and Registration Rights Agreement,

respectively, state that such counsel expresses no opinion as to the validity, binding effect or enforceability of any provision of the Indenture or Registration Rights Agreement that requires the payment of additional interest at a rate which a court would determine under the circumstances under applicable law to be commercially unreasonable or a penalty or a forfeiture, (H) with respect to the opinions expressed in paragraphs (n) and (p) above as to the validity, binding effect or enforceability of the Securities and the Exchange Securities, respectively, state that such counsel expresses no opinion as to the validity, binding effect or enforceability of any provision of the Securities or Exchange Securities that requires the payment of additional interest at a rate which a court would determine under the circumstances under applicable law to be commercially unreasonable or a penalty or a forfeiture, (I) with respect to the opinions expressed in paragraphs (m), (o) and (q) above as to the validity, binding effect or enforceability of the Indenture, the Guarantees and the Exchange Guarantees, respectively, state that such counsel expresses no opinion as to the validity or enforceability of provisions that limit the obligation of a guarantor based upon the potential unenforceability, invalidity or voidability of a guarantee under any applicable law, including without limitation, any state or federal fraudulent transfer or fraudulent conveyance laws; (J) with respect to the opinions expressed in paragraphs (m), (n), (o), (p), (q) and (s) above as to the validity, binding effect or enforceability of the Indenture, the Securities, the Guarantees, the Exchange Securities, the Exchange Guarantees and the Registration Rights Agreement, respectively, state that such counsel expresses no opinion as to the enforceability provisions of the Indenture, the Securities, the Guarantees, the Exchange Securities, the Exchange Guarantees or the Registration Rights Agreement with respect to delay or omission of enforcement of rights or remedies, or waivers of defenses, or waivers of benefits of stay, extension, moratorium, redemption, statutes of limitation, or other non-waivable benefits bestowed by operation of law, (K) assume that, to the extent documents constitute agreements of parties other than the Calumet Parties, they are valid and binding obligations of such other parties, enforceable against such other parties in accordance with their terms, (L) with respect to the opinion expressed in paragraph (r), assume that no party to any of the agreements filed as exhibits to the Incorporated Documents will in the future take any discretionary action (including a decision not to act) permitted under any of such agreements that would result in a violation of any of the Organizational Documents governing the Issuers and the Delaware Guarantors or a violation of law or constitute a breach or violation of or default (or an event which, with notice or lapse of time or both, would constitute such a default) by such party under any other agreement to which such party is a party or by which it or its property is bound or under any court or administrative order, writ, judgment or decree that names such party or is directed to it or its property or the creation or imposition of any lien, charge or encumbrance upon any property or assets of any such party, (M) with respect to the opinion expressed in paragraph (t), assume that the law of any state (other than Delaware or New York) governing any agreements filed as exhibits to the Incorporated Documents is not materially different than Delaware or New York law with respect to the subject matter thereof, (N) with respect to the opinions expressed in paragraphs (d), (e) and (f) above, rely on reports, dated as of recent dates, prepared by CT Corporation, purporting to describe all financing statements on file as of the dates thereof in the office of the Secretary of State of the State of Delaware naming the General Partner or the Operating Company, or one or more of them, as debtors and state that such opinions are also subject to any financing statements that may be on file in connection with the Credit Agreements and the ISDA Agreements, (O) state that all references in such opinions to the “knowledge of” such counsel or matters of fact “known to” such counsel shall mean the actual knowledge of attorneys with such counsel’s firm who have devoted substantive attention to the representation of the Calumet Parties, (P) state that such opinions are furnished to the Initial Purchasers in connection with the transactions contemplated by this Agreement and are solely for the benefit of the Initial Purchasers in connection with such transactions and may not be relied upon by any other person or entity or furnished to anyone else or relied upon for any other purpose without such counsel’s prior written consent, and (Q) state that the such opinions are given as of the Closing Date, and that such counsel does not undertake to advise the Initial Purchasers of any events occurring subsequent to the Closing Date that might affect any of the matters covered by any of such opinions.

Annex F
Opinion of Barnes & Thornburg LLP
     (a) Calumet has been duly formed and is validly existing as a limited partnership under the Indiana Act, with all necessary limited partnership power and authority to own or lease its properties and to conduct its business, in each case in all material respects as described in the Time of Sale Information and the Offering Memorandum. Calumet is duly registered or qualified as a foreign limited partnership for the transaction of business under the laws of the jurisdictions set forth under its name on Annex D to this Agreement.
     (b) Each of Calumet Shreveport and the Shreveport Subsidiaries has been duly formed and is validly existing as a limited liability company under the Indiana LLC Act with all necessary limited liability company power and authority to own or lease its properties and to conduct its business, in each case in all material respects as described in the Time of Sale Information and the Offering Memorandum. Each of Calumet Shreveport and the Shreveport Subsidiaries is duly registered or qualified as a foreign limited liability company for the transaction of business under the laws of the jurisdictions set forth under its name on Annex D to this Agreement.
     (c) The OLP GP is the sole general partner of Calumet and owns of record a 10% general partner interest in Calumet; and such general partner interest has been duly authorized and validly issued in accordance with the Calumet Agreement.
     (d) The Operating Company is the sole limited partner of Calumet and owns of record a 90% limited partner interest in Calumet; and such limited partner interest has been duly authorized and validly issued in accordance with the Calumet Agreement and is fully paid (to the extent required under the Calumet Agreement) and nonassessable (except as such nonassessability may be affected by IC 23-16-6-2 and IC 23-16-7-8 in the Indiana Act).
     (e) Calumet owns of record a 100% membership interest in Calumet Shreveport; such membership interest has been duly authorized and validly issued in accordance with the Calumet Shreveport Agreement and is fully paid (to the extent required under the Calumet Shreveport Agreement) and nonassessable (except as such nonassessability may be affected by IC 23-18-5-1(c) and IC 23-18-5-7 in the Indiana LLC Act); and Calumet owns of record such membership interest free and clear of all liens, encumbrances (except for restrictions on transferability as described in the Time of Sale Information and the Offering Memorandum), security interests, charges or claims (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Indiana naming Calumet as debtor is on file in the office of the Secretary of State of the State of Indiana or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Indiana LLC Act and other than those arising under the Credit Agreements and the ISDA Agreements.
     (f) Calumet Shreveport owns of record a 100% membership interest in each of the Shreveport Subsidiaries; such membership interests have been duly authorized and validly issued in accordance with the Shreveport Subsidiary Agreements and are fully paid (to the extent required under the Shreveport Subsidiary Agreements) and nonassessable (except as such nonassessability may be affected by IC 23-18-5-1(c) and IC 23-18-5-7 in the Indiana LLC Act);

and Calumet Shreveport owns such membership interests free and clear of all liens, encumbrances (except for restrictions on transferability as described in the Time of Sale Information and the Offering Memorandum), security interests, charges or claims (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Indiana naming Calumet Shreveport as debtor is on file in the office of the Secretary of State of the State of Indiana or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Indiana LLC Act and those arising under the Credit Agreements and the ISDA Agreements.
     (g) Calumet owns of record a 100% membership interest in Calumet Penreco; and Calumet owns of record such membership interest free and clear of all liens, encumbrances (except for restrictions on transferability as described in the Time of Sale Information and the Offering Memorandum), security interests, charges or claims (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Indiana naming Calumet as debtor is on file in the office of the Secretary of State of the State of Indiana or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LLC Act and other than those arising under the Credit Agreements and the ISDA Agreements.
     (h) Calumet owns of record 100% of the capital stock of Reseller; and Calumet owns of record such capital stock free and clear of all liens, encumbrances (except for restrictions on transferability as described in the Time of Sale Information and the Offering Memorandum), security interests, charges or claims (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Indiana naming Calumet as debtor is on file in the office of the Secretary of State of the State of Indiana or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the DGCL and those arising in connection with the Credit Agreements and the ISDA Agreements.
     (i) The Partnership has been duly qualified or registered as a foreign limited partnership for the transaction of business under the laws of the State of Indiana. Each of the General Partner, the Operating Company, the OLP GP and Calumet Penreco has been duly qualified or registered as a foreign limited liability company for the transaction of business under the laws of the State of Indiana.
     (j) None of the execution, delivery and performance by the Calumet Parties of each of the Transaction Documents to which each is a party, the issuance and sale of the Securities and the Guarantees and compliance by the Calumet Parties with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents (i) constitutes or will constitute a violation of the organizational documents of any of Calumet, Calumet Shreveport or the Shreveport Subsidiaries (collectively, the “Indiana Guarantors”), (ii) constitutes or will constitute a breach or violation of, or a default (or an event which, with notice or lapse of time or both, would constitute such a default), or result in a lien, under any mortgage, deed of trust, loan agreement, lease or other agreement or instrument known to such counsel to which any of the Indiana Guarantors or their properties may be bound (other than any agreement filed as an exhibit to the Incorporated Documents), or (iii) results or will result in any violation of the Indiana Act, the Indiana LLC Act or the laws of the State of Indiana, or any order, judgment, decree or injunction known to such counsel of any Indiana court or governmental agency or body to which any of the Indiana Guarantors or any of their properties is subject, which breach, violation, lien or default in the case of clause (ii) or (iii) would reasonably be expected to have a Material Adverse Effect.
     (k) No permit, consent, approval, authorization, order, registration, filing or qualification (“consent”) of or with any court, governmental agency or body of the State of Indiana having jurisdiction over the Calumet Parties or any of their respective properties is required for execution, delivery and performance by the Calumet Parties of each of the Transaction Documents to which each is a party, the issuance and sale of the Securities and the Guarantees and compliance by the Calumet Parties with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents, except (A) for such consents required under the Securities Act, the Exchange Act and state securities or “Blue Sky” laws, as to which such counsel need not express any opinion, (B) for such consents which have been obtained or made, (C) for such consents which (i) are of a routine or administrative nature, (ii) are not customarily obtained or made prior to the consummation of transactions such as those contemplated by this Agreement and (iii) are expected in the reasonable judgment of the General Partner to be obtained or made in the ordinary course of business, (D) for such consents which, if not obtained or made, would not, individually or in the aggregate, have a material adverse effect with respect to the operations conducted or to be conducted as described in the Time of Sale Information and the Offering Memorandum in the State of Indiana by the Calumet Parties or (E) as disclosed in the Time of Sale Information and the Offering Memorandum.
     (l) Each of the Indiana Guarantors has full right, power and authority to execute and deliver the Transaction Documents to which it is a party and to perform its respective obligations thereunder; and all action required to be taken for the due and proper authorization, execution and delivery of each of the Transaction Documents to which it is a party and the consummation of the transactions contemplated thereby has been duly and validly taken by each of the Indiana Guarantors.
     (m) The Indenture has been duly authorized, executed and delivered by each of the Indiana Guarantors.
     (n) The Guarantees have been duly authorized by each of the Indiana Guarantors.
     (o) The guarantees related to the Exchange Securities have been duly authorized by each of the Indiana Guarantors.
     (p) This Agreement has been duly authorized, executed and delivered by each of the Indiana Guarantors.
     (q) The Registration Rights Agreement has been duly authorized, executed and delivered by each of the Indiana Guarantors.
          In rendering such opinion, such counsel may (A) rely in respect of matters of fact upon certificates of officers and employees of the Calumet Parties and upon information obtained from public officials, (B) assume that all documents submitted to them as originals are authentic, and all copies submitted to them conform to the originals thereof, and that the signatures on all documents examined by them are genuine, (C) state that such opinions are limited to the laws of the State of Indiana, excepting therefrom municipal and local ordinances and regulations, (D) state that they express no opinion with respect to (i) state or local taxes or tax statutes to which any of the limited partners of the Partnership or any of the Calumet Parties may be subject, (ii) title to any real or personal property, (iii) the accuracy of descriptions or references to real or personal property or (iv) permits to own or operate any real or personal property, and (E) with respect to the opinion in paragraph (i) rely upon certificates of foreign qualification provided by the Secretary of State of Indiana (each of which shall be dated as of the date not more than fourteen days prior to the Closing Date and provided to you.)
          In rendering such opinion, such counsel shall state that (A) Vinson & Elkins L.L.P. and Baker Botts L.L.P. are each authorized to rely upon such opinion letter in connection with the offering as if such opinion letter were addressed and delivered to them on the date hereof and (B) subject to the foregoing, such opinion letter may be relied upon only by the Initial Purchasers and their counsel in connection with the offering and no other use or distribution of this opinion letter may be made without such counsel’s prior written consent.

Annex G
Opinion of Cook, Yancey, King & Galloway APLC
     (a) Calumet has been duly qualified or registered as a foreign limited partnership for the transaction of business under the laws of the State of Louisiana. Each of the Operating LLCs (other than Calumet Penreco) has been duly qualified or registered as a foreign limited liability company for the transaction of business under the laws of the State of Louisiana. Reseller has been duly qualified or registered as a foreign corporation for the transaction of business under the laws of the State of Louisiana.
     (b) No permit, consent, approval, authorization, order, registration, filing or qualification (“consent”) of or with any court, governmental agency or body of the State of Louisiana having jurisdiction over the Calumet Parties or any of their respective properties is required for the issuance and sale of the Securities and the Guarantees, the execution, delivery and performance of each of the Transaction Documents by the Calumet Parties to which each is a party, compliance by the Calumet Parties with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents, except (A) for such consents required under the Securities Act, the Exchange Act and state securities or “Blue Sky” laws, as to which such counsel need not express any opinion, (B) for such consents which have been obtained or made, (C) for such consents which (i) are of a routine or administrative nature, (ii) are not customarily obtained or made prior to the consummation of transactions such as those contemplated by this Agreement and (iii) are expected in the reasonable judgment of the General Partner to be obtained or made in the ordinary course of business subsequent to the offering and sale of the Securities contemplated hereby, (D) for such consents which, if not obtained or made, would not, individually or in the aggregate, have a material adverse effect upon the operations conducted or to be conducted as described in the Time of Sale Information and the Offering Memorandum in the State of Louisiana by the Calumet Parties or (E) as disclosed in the Time of Sale Information and the Offering Memorandum.
          In rendering such opinion, such counsel may (A) rely in respect of matters of fact upon certificates of officers and employees of the Calumet Parties and upon information obtained from public officials, (B) assume that all documents submitted to them as originals are authentic, and all copies submitted to them conform to the originals thereof, and that the signatures on all documents examined by them are genuine, (C) state that such opinions are limited to the laws of the State of Louisiana, excepting therefrom municipal and local ordinances and regulations, (D) state that they express no opinion with respect to (i) state or local taxes or tax statutes to which any of the limited partners of the Partnership or any of the Calumet Parties may be subject, (ii) title to any real or personal property, (iii) the accuracy of descriptions or references to real or personal property or (iv) permits to own or operate any real or personal property, and (E) with respect to the opinion in paragraph (i) rely upon certificates of foreign qualification provided by the Secretary of State of Louisiana (each of which shall be dated as of the date not more than fourteen days prior to the Closing Date and provided to you.).
          In rendering such opinion, such counsel shall state that (A) Vinson & Elkins L.L.P. and Baker Botts L.L.P. are each authorized to rely upon such opinion letter in connection with the offering as if such opinion letter were addressed and delivered to them on the date hereof and (B) subject to the foregoing, such opinion letter may be relied upon only by the Initial Purchasers and its counsel in connection with the offering and no other use or distribution of this opinion letter may be made without such counsel’s prior written consent.

EXHIBIT A
Form of Registration Rights Agreement